                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-10325

                            VANECK VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
              (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                      666 THIRD AVENUE, NEW YORK, NY 10017
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  SEPTEMBER 30

Date of reporting period: SEPTEMBER 30, 2018

Item 1. Report to Shareholders

ANNUAL REPORT September 30, 2018

VANECK VECTORS®

Biotech ETF	BBH

Environmental Services ETF	EVX®

Gaming ETF	BJK®

Generic Drugs ETF	GNRX

Pharmaceutical ETF	PPH®

Retail ETF	RTH®

Semiconductor ETF	SMH®

800.826.2333	vaneck.com

Certain information contained in this management discussion represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of September 30, 2018.

VANECK VECTORS ETFs

September 30, 2018 (unaudited)

Dear Shareholders:

We are pleased to present this annual report, which affords us the opportunity to provide a review of the economic backdrop for the last 12 months. But first, in light of the many developments that occurred across global markets over that period, we want to reemphasize VanEck’s corporate mission and its implications to you as our valued shareholders.

As you may know, VanEck has a history of looking beyond the financial markets to identify historical, political, and/or technological trends that are likely to create or impact investment opportunities. We were one of the first U.S. asset managers to offer investors access to international markets, which set the tone for our drive to identify promising asset classes and trends. In this respect, our unconventional (at the time) efforts to introduce investors to gold investing in 1968, emerging markets (including China) in 1993, and ETFs in 2006, are now considered mainstream, permanently shaping the investment management industry as we now know it.

Today, we offer both active and passive strategies with compelling exposures supported by well-designed investment processes. Our firm’s capabilities range from strategies designed to strengthen core investment allocations, to more specialized exposures that enhance portfolio diversification and reduce volatility.

Putting clients’ interests first in all market environments is at the heart of the firm’s mission and has been since our founding in 1955. We will, as always, continue to seek out and evaluate the most attractive opportunities for you as shareholders.

As we wrote in our Market Insights research, which can be found at www.vaneck.com/blogs/market-insights, we went into the last stretch of 2017 with rising U.S. interest rates, the “grind trade” in commodities, and the passing of “Old China” and birth of “New China” very much on our minds. We began 2018 by noting that global growth had gone from “ticking up” to “firmly in place” and that, while central banks were tightening, Europe remained “two years” behind the U.S. in this trend and had a trickier task. Further, our base case was for 10-year interest rates to rise to 3.5% with the curve not inverting. In its third longest bull market ever, we remained bullish on U.S. equities in the short-term, but were prepared for a correction. And, finally, we believed that investors should not be underweight commodities as global growth was supporting the bullish “grind trade” narrative from supply cutbacks.

The big shock to this growth story came in the second quarter of 2018, with concerns about European and Chinese growth. This led to U.S. dollar strength, commodity weakness, and emerging markets equity weakness.

We generally hold with our outlook for 2018 from the end of last year: 1) U.S. equities continue in the third longest bull market ever, but earnings are growing and the policy mix is supportive; 2) for commodities, global growth is strong enough and supply limits persist-the bullish “grind trade” continues.

To keep you informed on an ongoing basis, we encourage you to stay in touch with us through the videos, email subscriptions, and research blogs available on our website, www.vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit www.vaneck.com.

1

VANECK VECTORS ETFs

(unaudited) (continued)

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find performance discussions and financial statements for each of the funds for the twelve month period ended September 30, 2018. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
VanEck Vectors ETF Trust

October 10, 2018

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

2

Management Discussion (unaudited)

Biotech – Not helped initially by State of the Union address

Biotech stocks had a lackluster 12 months, returning 2.00%. Following highs through mid-October, biotech stocks subsequently fell over the next three months to end 2017 down on the quarter. Despite some recovery through the end of January, stocks were not helped by President Trump’s mention of “fixing the injustice” of the high prices of U.S. drugs in his State of the Union address,1 nor the announcement of a prospective joint health care venture between Amazon.com, Berkshire Hathaway, and JPMorgan Chase & Co.2 The selloff at the end of the month and into the first week of February saw biotech stocks plummet. The recovery thereafter through the first six months of the reporting period was minimal and biotech stocks continued to fall through early May. Thereafter, however, they rose, to end the 12 month period having clawed back their earlier losses.

Positive contributions to the Fund’s performance came mainly from three companies: Illumina, Neurocrine Biosciences, and Amgen (5.1%, 3.1%, and 8.1% of Fund net assets respectively†). The companies that detracted most from performance were Celgene, Incyte, and Nektar Therapeutics (5.0%, 4.0%, and 2.9% of Fund net assets, respectively†).

Environmental Services – Stocks gain significantly after May

The Fund returned a strong 13.36% for the 12 month period under review, with environmental services companies in general performing strongly. Having hit a low in early February 2018, environmental services stocks essentially moved sideways for a couple of months before climbing through May, and thereafter, to end the year up significantly.

While large-, medium-, and small-cap stocks all provided positive total returns, small-caps contributed the least to the total return of the Fund. STERIS (10.1% of Fund net assets†), Waste Management (10.0% of Fund net assets†), and Tetra Tech (3.6% of Fund net assets†) were the top three contributors to positive total returns. Tenneco (3.3% of Fund net assets†), ABM Industries (3.4% of Fund net assets†), and Stericycle (3.4% of Fund net assets†) detracted the most from performance.

Gaming – Gaming stocks flounder as Macau’s growth slows

The Fund posted a loss of 4.51% for the 12 month period. The fourth quarter of 2017 was strong with gaming stocks on an upward trajectory through the end of the fiscal year. In Macau, China–the world’s biggest gaming hub–the improvement in the gaming industry’s fortunes over the final three months of 2017 was impressive. In each of these months, the gross revenue from “Games of Fortune” (as the Macau authorities describe them)3 was higher than that recorded in the same month in the prior year. In October, November, and December 2017, they were 22.1%, 22.6%, and 14.6%, respectively, higher than in the same months in 2016.4 While 2018 started very strongly, with revenues in January, February, and March up 36.4%, 5.7%, and 22.2%, respectively, over 2017, after April (another strong month), and with the exception of August, the monthly growth in revenues weakened markedly. Growth in September, year over year, was just 2.8%.5

In Nevada, the narrative for the last quarter of 2017 and the start of 2018 was not as rosy. While the “gaming win”6 in both October and December may have increased incrementally year over year, the gaming win for November decreased 2.3% compared with that in November 2016.7 While January 2018’s win was 2.05% down on that of January 2017, from February through June, year over year, gaming wins were up each month.8 July and August, however, once again saw decreases year over year.9

Australia listed companies were by far the leading contributors to performance. Eight countries detracted from performance, with the U.S. and companies listed in China (Hong Kong) detracting the most.

Generic Drugs – Still a tough, but positive, environment

The Fund had an excellent 12 months, ending the period up 14.85%. Following steady gains through the fourth quarter 2017, generic drugs stocks (perhaps somewhat surprisingly) also faced a significant sell-off in early February 2018. Recovering thereafter, they suffered yet another dip in early May. However from then until the end of the reporting period, generic drugs stocks staged a comeback. In an encouraging sign for the industry, some of

3

VANECK VECTORS ETFs

(unaudited) (continued)

the major players have, for example, taken measures to reduce their debt burdens using free cash flow and closed unprofitable drug production in the U.S. On a regulatory front, 2018 could, also, turn out to be yet another record year for generic approvals by the U.S. Food and Drug Administration.10

The biotechnology, life sciences tools & services, and pharmaceuticals sectors contributed the vast majority of the Fund’s positive performance. The majority of negative performance was provided by the chemicals sector. In terms of individual companies, South Korean company Celltrion (8.2% of Fund net assets†) was the single largest contributor to performance. South African company Aspen Pharmacare Holdings (1.5% of Fund net assets†) was the single largest detractor from performance.

Pharmaceutical – Helped by second half comeback

Pharmaceutical stocks had a varied 12 months, but, in contrast with biotech stocks, finished the period returning a healthy 13.42%. After a lackluster first six months, during which they lost 1.24%, on the back of successful clinical studies, rising demand, and robust earnings, pharma stocks rose steadily, despite one or two hiccups, to end the period positively.11 The industry was also helped by 2017’s tax law changes in the U.S.12

While Bausch Health Companies and Zoetis (4.8% and 4.5% of Fund net assets, respectively†) were the two largest positive contributors to performance, U.S. companies Akorn and Perrigo Co. (0.7% and 4.2% of Fund net assets, respectively†) were the Fund’s two largest detractors.

Retail – Retail sales remains firm

The Fund returned a substantial 39.01% for the 12 month period under review. Retail sales (excluding automobiles, gasoline stations, and restaurants) in the U.S. over the last three months of 2017 proved to be robust. Following retail sales up 4.3% in October,13 in November and December, sales increased 5.5% over 2016 to reach $691.9 billion.14 This included some $138.4 billion in online and other non-store sales, up 11.5% over 2016.15 These sales results beat the National Retail Federation forecast range of approximately between $678 billion and $682 billion. The 5.5% increase was the largest since that of 5.2% seen in 2010.16 2018 started strongly with retail sales (excluding automobiles, gasoline stations, and restaurants) in January, up 5.4% on 2017.17 Although growth in February was a little slower, 4.4% year over year and 0.3% (seasonally adjusted) up on January.18 Thereafter, through July, retail sales growth remained strong, increasing both month over month (seasonally adjusted) and year over year on an unadjusted basis. In mid-August, however, National Retail Federation Chief Economist Jack Kleinhenz sounded a word of caution: “Consumer spending is the backbone of the current economic expansion but the fly in the ointment is uncertainty regarding tariffs ... If they escalate, they will no doubt weigh on confidence and household spending.”19

While businesses involved in Internet and catalog retailing, in particular Amazon.com (20.3% of Fund net assets†), and specialty retailing contributed by far the most to the positive performance of the Fund, consumer staples retailers also made a useful contribution to performance. Health care providers and services companies (involved, for example, in pharmaceuticals distribution) detracted from performance, but only very minimally.

Semiconductor – Industry sales continue to boom

The Fund returned a solid 15.61% for the 12 month period under review. Global sales for 2017 of $412.2 billion were 21.6% higher than those in 2016. In addition, at that time, sales for December 2017 ($38.0 billion) and the fourth quarter 2017 ($114.0 billion) were the highest monthly and quarterly sales respectively ever recorded.20 Thereafter semiconductor sales in the first quarter of 2018 also remained strong, reaching $111.1 billion, an increase of 20% compared to the first quarter of 2017.21 The second half also saw increased sales. In July, the global semiconductor industry posted its then highest-ever monthly sales of $39.5 billion,22 only to have this record beaten in August, when monthly sales topped $40 billion.23

Large-capitalization stocks continued to be key drivers of SMH’s returns. Advanced Micro Devices, NVIDIA, and Intel (4.2%, 8.2% and 10.4% of Fund net assets, respectively†) were the three best performing companies. NXP Semiconductors, Applied Materials, and Lam Research (4.2%, 4.4%, and 4.2% of Fund net assets, respectively†) detracted most from the Fund’s performance.

4

†	All Fund assets referenced are Total Net Assets as of September 30, 2018.

[1]	CNN Money: Trump wants to fix ‘injustice’ of high drug prices. But can he?, http://money.cnn.com/2018/01/31/investing/trump-state-of-the-union-drug-prices/index.html

[2]	U.S. News: Health Stocks Pressured Under JPM-AMZN-BRK Venture, https://money.usnews.com/investing/stock-market-news/articles/2018-01-31/health-care-stocks-jpm-amzn-brk

[3]	Gaming Inspection and Coordination Bureau, Macao SAR: Monthly Gross Revenue from Games of Fortune, http://www.dicj.gov.mo/web/en/information/DadosEstat_mensal/2017/index.html

[4]	Ibid.

[5]	Gaming Inspection and Coordination Bureau, Macao SAR: Monthly Gross Revenue from Games of Fortune, http://www.dicj.gov.mo/web/en/information/DadosEstat_mensal/2018/index.html

[6]	Or “gross revenue,” defined (in short) as: the total of all:

(a)	Cash received as winnings;

(b)	Cash received in payment for credit extended by a licensee to a patron for purposes of gaming; and

(c)	Compensation received for conducting any game, or any contest or tournament in conjunction with interactive gaming, in which the licensee is not party to a wager, less the total of all cash paid out as losses to patrons, those amounts paid to fund periodic payments and any other items made deductible as losses by NRS 463.3715. For the purposes of this section, cash or the value of noncash prizes awarded to patrons in a contest or tournament are not losses, except that losses in a contest or tournament conducted in conjunction with an inter-casino linked system may be deducted to the extent of the compensation received for the right to participate in that contest or tournament. For a full definition see Nevada Gaming Control Act, https://www.leg.state.nv.us/NRS/NRS-463.html#NRS463Sec0161

[7]	Nevada Gaming Control Board: Abbreviated Revenue Release, http://gaming.nv.gov/index.aspx?page=172

[8]	Ibid.

[9]	Ibid.

[10]	The Wall Street Journal: The Worst Is Over for Generic-Drug Stocks, https://www.wsj.com/articles/the-worst-is-over-for-generic-drug-stocks-1536917400

[11]	Zack’s: Large Cap Pharma Stocks Staging a Comeback in Second Half, https://finance.yahoo.com/news/large-cap-pharma-stocks-staging-135701300.html

[12]	Ibid.

[13]	National Retail Federation: October Retail Sales Up 4.3 Percent Over Last Year, https://nrf.com/media/press-releases/october-retail-sales-43-percent-over-last-year

[14]	National Retail Federation: Holiday Retail Sales Increased 5.5 Percent in 2017, Exceeding NRF Forecasts and Showing Strongest Gain Since Great Recession, https://nrf.com/media/press-releases/holiday-retail-sales-increased-55-percent-2017-exceeding-nrf-forecast-and

[15]	Ibid.

[16]	Ibid.

[17]	National Retail Federation: January Retail Sales Continue Strong After Holidays, Up 5.4 Percent Over Last Year, https://nrf.com/media/press-releases/january-retail-sales-continue-strong-after-holidays-54-percent-over-last-year

[18]	National Retail Federation: February Retail Sales Increase 4.4 Percent Over Last Year, https://nrf.com/media/press-releases/february-retail-sales-increase-44-percent-over-last-year

[19]	National Retail Federation: July Retail Sales Increase 4.9 Percent Over 2017, https://nrf.com/media/press-releases/july-retail-sales-increase-49-percent-over-2017

[20]	Semiconductor Industry Association: Annual Semiconductor Sales Increase 21.6 Percent, Top $400 Billion for First Time, https://www.semiconductors.org/annual-semiconductor-sales-increase-21-6-percent-top-400-billion-for-first-time/

[21]	Semiconductor Industry Association: Global Semiconductor Sales up 20 Percent Year-to-Year in Q1, https://www.semiconductors.org/global-semiconductor-sales-up-20-percent-year-to-year-in-q1/

[22]	Semiconductor Industry Association: Global Semiconductor Sales Increase 17.4 Percent Year-to-Year in July, https://www.semiconductors.org/global-semiconductor-sales-increase-17-4-percent-year-to-year-in-july/

[23]	Semiconductor Industry Association: Global Semiconductor Sales Increase 14.9 Percent Year-to-Year in August, https://www.semiconductors.org/global-semiconductor-sales-increase-14-9-percent-year-to-year-in-august/
5

VANECK VECTORS BIOTECH ETF

PERFORMANCE COMPARISON

September 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVBBHTR[1]	Share Price	NAV	MVBBHTR[1]
One Year	1.98%	2.00%	2.21%	1.98%	2.00%	2.21%
Five Year	10.70%	10.71%	10.90%	66.26%	66.35%	67.71%
Life*	22.30%	22.29%	22.50%	291.59%	291.46%	296.04%
*	Commencement of Fund: 12/20/11; First Day of Secondary Market Trading: 12/21/11.
[1]	MVIS® US Listed Biotech 25 Index (MVBBHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the biotech industry. Biotechnology includes research (including research contractors), development as well as production, marketing and sales of drugs based on genetic analysis and diagnostic equipment (excluding pharmacies).

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 13 for more information.

6

VANECK VECTORS ENVIRONMENTAL SERVICES ETF

PERFORMANCE COMPARISON

September 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	AXENVTR[1]	Share Price	NAV	AXENVTR[1]
One Year	12.63%	13.36%	13.89%	12.63%	13.36%	13.89%
Five Year	10.36%	10.33%	10.84%	63.68%	63.46%	67.30%
Ten Year	9.11%	9.10%	9.68%	139.06%	138.88%	151.85%
[1]	NYSE Arca Environmental Services Index (AXENVTR) is a rules based, modified equal dollar weighted index intended to give investors a means of tracking the overall performance of the common stocks and depositary receipts of U.S. exchange-listed companies involved in environmental services. The Environmental Services Index is comprised of equity securities and depositary receipts of companies that engage in business involved in management, removal and storage of consumer waste and industrial byproducts and related environmental services, including waste collection, transfer and disposal services, recycling services, soil remediation, wastewater management and environmental consulting services.

Hypothetical Growth of $10,000 (Ten Year)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 13 for more information.

7

VANECK VECTORS GAMING ETF

PERFORMANCE COMPARISON

September 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVBJKTR[1]	Share Price	NAV	MVBJKTR[1]
One Year	(4.81)%	(4.51)%	(3.70)%	(4.81)%	(4.51)%	(3.70)%
Five Year	(0.50)%	(0.51)%	(0.05)%	(2.46)%	(2.55)%	(0.26)%
Ten Year	8.38%	7.63%	8.38%	123.59%	108.58%	123.71%
[1]	MVIS® Global Gaming Index (MVBJKTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the casino and gaming industry. Gaming includes casinos and casino hotels, sports betting (including internet gambling and racetracks) and lottery services as well as gaming services, gaming technology and gaming equipment.

Index data prior to September 24, 2012 reflects that of the S-Network Global Gaming Index (WAGRT). From September 24, 2012, forward, the index data reflects that of the Fund’s underlying index, VanEck Vectors Global Gaming Index (MVBJKTR). Index history which includes periods prior to September 24, 2012 reflects a blend of the performance of WAGRT and MVB-JKTR and is not intended for third party use.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 13 for more information.

8

VANECK VECTORS GENERIC DRUGS ETF

PERFORMANCE COMPARISON

September 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	IGNRXT[1]	Share Price	NAV	IGNRXT[1]
One Year	16.54%	14.85%	15.61%	16.54%	14.85%	15.61%
Life*	0.96%	0.94%	1.67%	2.63%	2.57%	4.60%
*	Commencement of Fund: 1/12/16; First Day of Secondary Market Trading: 1/13/16.
[1]	Indxx Global Generics & New Pharma Index (IGNRXT) is a rules based, modified capitalization weighted index. The Generic Drugs Index includes exchange-listed companies, on a global basis, that derive a significant proportion (as determined by Indxx, LLC) of their revenues (or that have the potential to derive a significant proportion of their revenues) from the generic drug industry, or that have a primary business focus on the generic drug industry.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 13 for more information.

9

VANECK VECTORS PHARMACEUTICAL ETF

PERFORMANCE COMPARISON

September 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVPPHTR[1]	Share Price	NAV	MVPPHTR[1]
One Year	13.37%	13.42%	13.45%	13.37%	13.42%	13.45%
Five Year	8.19%	8.18%	8.19%	48.24%	48.13%	48.25%
Life*	11.48%	11.32%	11.30%	108.91%	106.94%	106.61%
*	Commencement of Fund: 12/20/11; First Day of Secondary Market Trading: 12/21/11.
[1]	MVIS® US Listed Pharmaceutical 25 Index (MVPPHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the pharmaceutical industry. Pharmaceuticals include companies engaged primarily in research (including research contractors) and development as well as production, marketing and sales of pharmaceuticals (excluding pharmacies).

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 13 for more information.

10

VANECK VECTORS RETAIL ETF

PERFORMANCE COMPARISON

September 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVRTHTR[1]	Share Price	NAV	MVRTHTR[1]
One Year	38.86%	39.01%	38.86%	38.86%	39.01%	38.86%
Five Year	16.64%	16.64%	16.50%	115.86%	115.89%	114.57%
Life*	19.26%	19.06%	18.88%	230.08%	226.49%	223.00%
*	Commencement of Fund: 12/20/11; First Day of Secondary Market Trading: 12/21/11.
[1]	MVIS® US Listed Retail 25 Index (MVRTHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the retail industry. Retail includes companies engaged primarily in retail distribution; wholesalers; online, direct mail and TV retailers; multi-line retailers; specialty retailers, such as apparel, automotive, computer and electronics, drug, home improvement and home furnishing retailers; and food and other staples retailers.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 13 for more information.

11

VANECK VECTORS SEMICONDUCTOR ETF

PERFORMANCE COMPARISON

September 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVSMHTR[1]	Share Price	NAV	MVSMHTR[1]
One Year	15.68%	15.61%	15.57%	15.68%	15.61%	15.57%
Five Year	23.40%	23.39%	23.36%	186.16%	186.05%	185.72%
Life*	22.15%	22.19%	22.11%	288.25%	289.16%	287.57%
*	Commencement of Fund: 12/20/11; First Day of Secondary Market Trading: 12/21/11.
[1]	MVIS® US Listed Semiconductor 25 Index (MVSMHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the semiconductor industry. Semiconductors include companies engaged primarily in the production of semiconductors and semiconductor equipment.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 13 for more information.

12

VANECK VECTORS ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Shares may trade at a premium or discount to their NAV in the secondary market.

The net asset value (NAV) of each VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of each fund; it is calculated by taking the total assets of each fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAVs are not necessarily the same as each ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell fund shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. Past performance is no guarantee of future results.

The Biotech Index, Gaming Index, Pharmaceutical Index, Retail Index, and Semiconductor Index are published by MV Index Solutions GmbH (MVIS®), which is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. The Environmental Services Index is published by ICE Data Indices, LLC (ICE Data). The Generic Drugs Index is published by Indxx, LLC.

MVIS, Indxx, and ICE Data are referred to herein as the “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

Premium/discount information regarding how often the closing trading price of the Shares of each Fund were above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for each of the four previous calendar quarters and the immediately preceding five years (if applicable) can be found at www.vaneck.com.

13

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2018 to September 30, 2018.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period*
	Value	Value	Ratio	April 1, 2018-
	April 1, 2018	September 30, 2018	During Period	September 30, 2018
Biotech ETF
Actual	$1,000.00	$1,131.50	0.35%	$1.87
Hypothetical**	$1,000.00	$1,023.31	0.35%	$1.78
Environmental Services ETF
Actual	$1,000.00	$1,138.70	0.56%	$3.00
Hypothetical**	$1,000.00	$1,022.26	0.56%	$2.84
Gaming ETF
Actual	$1,000.00	$861.20	0.66%	$3.08
Hypothetical**	$1,000.00	$1,021.76	0.66%	$3.35
Generic Drugs ETF
Actual	$1,000.00	$1,036.80	0.55%	$2.81
Hypothetical**	$1,000.00	$1,022.31	0.55%	$2.79
Pharmaceutical ETF
Actual	$1,000.00	$1,148.40	0.36%	$1.94
Hypothetical**	$1,000.00	$1,023.26	0.36%	$1.83
Retail ETF
Actual	$1,000.00	$1,195.70	0.35%	$1.93
Hypothetical**	$1,000.00	$1,023.31	0.35%	$1.78
Semiconductor ETF
Actual	$1,000.00	$1,019.80	0.35%	$1.77
Hypothetical**	$1,000.00	$1,023.31	0.35%	$1.78
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended September 30, 2018) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
14

VANECK VECTORS BIOTECH ETF

SCHEDULE OF INVESTMENTS

September 30, 2018

Number of Shares		Value

COMMON STOCKS: 100.0%
Netherlands: 3.6%
448,742	QIAGEN NV (USD) *	$16,998,347
Spain: 2.6%
592,497	Grifols SA (ADR)	12,661,661
United States: 93.8%
174,590	Alexion Pharmaceuticals, Inc. *	24,269,756
120,476	Allergan Plc	22,948,268
111,423	Alnylam Pharmaceuticals, Inc. *	9,751,741
186,376	Amgen, Inc.	38,633,881
67,439	Biogen Idec, Inc. *	23,826,873
209,355	BioMarin Pharmaceutical, Inc. *	20,301,154
52,809	Bluebird Bio, Inc. *	7,710,114
264,187	Celgene Corp. *	23,642,095
93,671	Charles River Laboratories International, Inc. *	12,602,496
258,801	Exact Sciences Corp. * †	20,424,575
427,365	Gilead Sciences, Inc.	32,996,852
65,552	Illumina, Inc. *	24,061,517
274,507	Incyte Corp. *	18,962,944
137,471	Ionis Pharmaceuticals, Inc. *	7,090,754
164,908	IQVIA Holdings, Inc. *	21,395,164
222,714	Nektar Therapeutics *	13,576,645
121,594	Neurocrine Biosciences, Inc. *	14,949,982
58,968	Regeneron Pharmaceuticals, Inc. *	23,825,431
108,562	Sarepta Therapeutics, Inc. *	17,533,849
108,803	Seattle Genetics, Inc. *	8,390,887
132,751	Shire Plc (ADR)	24,063,774
82,659	United Therapeutics Corp. *	10,570,433
128,582	Vertex Pharmaceuticals, Inc. *	24,782,895
		446,312,080
Total Common Stocks (Cost: $488,614,019)		475,972,088
MONEY MARKET FUND: 1.4% (Cost: $6,746,263)
6,746,263	Dreyfus Government Cash Management Fund – Institutional Shares	6,746,263
Total Investments Before Collateral for Securities Loaned: 101.4% (Cost: $495,360,282)		482,718,351
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 3.4%
Repurchase Agreements: 3.4%
$3,842,490	Repurchase agreement dated 9/28/18 with Citigroup Global Markets, Inc., 2.26%, due 10/1/18, proceeds $3,843,214; (collateralized by various U.S. government and agency obligations, 0.00% to 11.00%, due 10/15/18 to 2/1/57, valued at $3,919,340 including accrued interest)	$3,842,490
808,216	Repurchase agreement dated 9/28/18 with Credit Agricole CIB, 2.24%, due 10/1/18, proceeds $808,367; (collateralized by a U.S. government and agency obligation, 3.00%, due 9/9/49, valued at $824,380 including accrued interest)	808,216
3,842,490	Repurchase agreement dated 9/28/18 with Daiwa Capital Markets America, Inc., 2.27%, due 10/1/18, proceeds $3,843,217; (collateralized by various U.S. government and agency obligations, 0.00% to 8.88%, due 10/25/18 to 9/9/49, valued at $3,919,340 including accrued interest)	3,842,490
3,842,490	Repurchase agreement dated 9/28/18 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 2.27%, due 10/1/18, proceeds $3,843,217; (collateralized by various U.S. government and agency obligations, 2.32% to 4.50%, due 2/1/26 to 8/1/48, valued at $3,919,340 including accrued interest)	3,842,490
3,842,490	Repurchase agreement dated 9/28/18 with Nomura Securities International, Inc., 2.27%, due 10/1/18, proceeds $3,843,217; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 9/30/18 to 8/20/68, valued at $3,919,340 including accrued interest)	3,842,490
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $16,178,176)		16,178,176
Total Investments: 104.8% (Cost: $511,538,458)		498,896,527
Liabilities in excess of other assets: (4.8)%		(23,002,500)
NET ASSETS: 100.0%		$475,894,027

See Notes to Financial Statements

15

VANECK VECTORS BIOTECH ETF

SCHEDULE OF INVESTMENTS

September 30, 2018 (continued)

Definitions:
ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $16,313,948.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Biotechnology	51.8%	$250,203,201
Health Care	35.7	172,106,527
Life Sciences Tools & Services	11.1	53,662,360
Money Market Fund	1.4	6,746,263
	100.0%	$482,718,351

The summary of inputs used to value the Fund’s investments as of September 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$475,972,088	$—	$—	$475,972,088
Money Market Fund	6,746,263	—	—	6,746,263
Repurchase Agreements	—	16,178,176	—	16,178,176
Total	$482,718,351	$16,178,176	$—	$498,896,527

*	See Schedule of Investments for geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2018.

See Notes to Financial Statements

16

VANECK VECTORS ENVIRONMENTAL SERVICES ETF

SCHEDULE OF INVESTMENTS

September 30, 2018

Number of Shares		Value

COMMON STOCKS: 100.3%
United Kingdom: 10.1%
21,408	Steris Plc (USD)	$2,449,075
United States: 90.2%
25,785	ABM Industries, Inc.	831,566
31,663	Advanced Disposal Services, Inc. *	857,434
8,941	Cantel Medical Corp.	823,109
27,857	Casella Waste Systems, Inc. *	865,238
59,442	Ceco Environmental Corp.	468,403
82,220	Charah Solutions, Inc. *	649,538
12,548	Clean Harbors, Inc. *	898,186
51,845	Covanta Holding Corp.	842,481
46,320	Darling International, Inc. *	894,902
14,971	Donaldson Company, Inc.	872,211
47,452	Evoqua Water Technologies Corp. *	843,697
23,240	Heritage-Crystal Clean, Inc. *	496,174
49,167	Newpark Resources, Inc. *	508,879
32,701	Republic Services, Inc.	2,376,055
17,348	Schnitzer Steel Industries, Inc.	469,263
14,154	Stericycle, Inc. *	830,557
11,632	Tennant Co. †	883,450
18,860	Tenneco, Inc.	794,760
12,597	Tetra Tech, Inc.	860,375
11,640	US Ecology, Inc.	858,450
30,633	Waste Connections, Inc.	2,443,594
26,669	Waste Management, Inc.	2,409,811
		21,778,133
Total Common Stocks (Cost: $20,683,983)		24,227,208
Principal Amount		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.1% (Cost: $25,857)
Repurchase Agreement: 0.1%
$25,857	Repurchase agreement dated 9/28/18 with J.P. Morgan Securities LLC, 2.24%, due 10/1/18, proceeds $25,862; (collateralized by various U.S. government and agency obligations, 1.00% to 2.50%, due 2/15/45 to 9/9/49, valued at $26,374 including accrued interest)	$25,857
Total Investments: 100.4% (Cost: $20,709,840)		24,253,065
Liabilities in excess of other assets: (0.4)%		(92,788)
NET ASSETS: 100.0%		$24,160,277

Definitions:
USD	United States Dollar

Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $25,291.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	3.3%	$794,760
Consumer Staples	3.7	894,902
Energy	2.1	508,879
Health Care	13.5	3,272,184
Industrials	75.5	18,287,220
Materials	1.9	469,263
	100.0%	$24,227,208

The summary of inputs used to value the Fund’s investments as of September 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$24,227,208	$—	$—	$24,227,208
Repurchase Agreement	—	25,857	—	25,857
Total	$24,227,208	$25,857	$—	$24,253,065

*	See Schedule of Investments for geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2018

See Notes to Financial Statements

17

VANECK VECTORS GAMING ETF

SCHEDULE OF INVESTMENTS

September 30, 2018

Number of Shares		Value

COMMON STOCKS: 100.6%
Australia: 14.3%
84,748	Aristocrat Leisure Ltd. #	$1,742,152
54,405	Crown Ltd. #	538,571
112,762	Star Entertainment Group Ltd. #	423,080
277,952	TABCORP Holdings Ltd. #	978,861
		3,682,664
Cambodia: 1.0%
256,000	Nagacorp Ltd. #	267,919
Canada: 3.2%
7,430	Great Canadian Gaming Corp. *	266,137
22,902	Stars Group, Inc. (USD) *	570,260
		836,397
China / Hong Kong: 23.3%
351,240	Galaxy Entertainment Group Ltd. #	2,219,791
35,794	Melco Crown Entertainment Ltd. (ADR)	757,043
106,000	Melco International Development Ltd. #	211,114
140,900	MGM China Holdings Ltd. #	222,544
379,600	Sands China Ltd. #	1,710,289
362,000	SJM Holdings Ltd. #	333,681
245,200	Wynn Macau Ltd. #	563,374
		6,017,836
Greece: 1.6%
38,757	OPAP SA #	407,026
Ireland: 3.2%
9,689	Paddy Power Betfair Plc	827,152
Japan: 3.6%
9,600	Heiwa Corp. † #	214,153
8,479	Sankyo Co. Ltd. #	331,795
26,500	Sega Sammy Holdings, Inc. #	390,872
		936,820
Malaysia: 2.4%
523,098	Genting Malaysia Bhd #	630,584
Malta: 1.2%
27,514	Kindred Group Plc (SDR) #	308,221
New Zealand: 0.7%
68,738	Sky City Entertainment Group Ltd. #	182,673
Singapore: 2.9%
953,300	Genting Singapore Ltd. #	739,315
South Africa: 0.6%
102,425	Tsogo Sun Holdings Ltd. #	147,631
South Korea: 2.5%
17,846	Kangwon Land, Inc. #	461,722
9,235	Paradise Co. Ltd. #	174,389
		636,111
Sweden: 1.0%
17,279	Betsson AB #	132,933
33,030	NetEnt AB #	133,460
		266,393
Number of Shares		Value

United Kingdom: 5.6%
62,333	GVC Holdings Plc #	$746,281
41,681	Playtech Ltd. #	264,667
128,978	William Hill Plc #	424,033
		1,434,981
United States: 33.5%
9,642	Boyd Gaming Corp. †	326,382
56,054	Caesars Entertainment Corp. *	574,553
1,416	Churchill Downs, Inc.	393,223
7,683	Eldorado Resorts, Inc. * †	373,394
26,637	Gaming and Leisure Properties, Inc.	938,954
16,825	International Game Technology Plc	332,294
33,369	Las Vegas Sands Corp.	1,979,783
60,908	MGM Resorts International	1,699,942
9,178	Penn National Gaming, Inc. *	302,140
7,733	Pinnacle Entertainment, Inc. *	260,525
6,158	Scientific Games Corp. *	156,413
10,412	Wynn Resorts Ltd.	1,322,949
		8,660,552
Total Common Stocks (Cost: $31,234,496)		25,982,275
RIGHTS: 0.0% (Cost: $0)
United Kingdom: 0.0%
323,603	GVC Holdings Plc Rights (a) * #	0
MONEY MARKET FUND: 0.1% (Cost: $29,536)
29,536	Dreyfus Government Cash Management Fund - Institutional Shares	29,536
Total Investments Before Collateral for Securities Loaned: 100.7% (Cost: $31,264,032)		26,011,811

Principal Amount

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 3.7% (Cost: $957,024)
Repurchase Agreement: 3.7%
$957,024	Repurchase agreement dated 9/28/18 with Nomura Securities International, Inc., 2.27%, due 10/1/18, proceeds $957,205; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 9/30/18 to 8/20/68, valued at $976,164 including accrued interest)	957,024
Total Investments: 104.4% (Cost: $32,221,056)		26,968,835
Liabilities in excess of other assets: (4.4)%		(1,127,558)
NET ASSETS: 100.0%		$25,841,277

See Notes to Financial Statements

18

Definitions:
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt
USD	United States Dollar

Footnotes:
(a)	Contingent Value Right
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $927,781.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $14,901,131 which represents 57.7% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	96.3%	$25,043,321
Real Estate	3.6	938,954
Money Market Fund	0.1	29,536
	100.0%	$26,011,811

The summary of inputs used to value the Fund’s investments as of September 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$3,682,664	$—	$3,682,664
Cambodia	—	267,919	—	267,919
Canada	836,397	—	—	836,397
China / Hong Kong	757,043	5,260,793	—	6,017,836
Greece	—	407,026	—	407,026
Ireland	827,152	—	—	827,152
Japan	—	936,820	—	936,820
Malaysia	—	630,584	—	630,584
Malta	—	308,221	—	308,221
New Zealand	—	182,673	—	182,673
Singapore	—	739,315	—	739,315
South Africa	—	147,631	—	147,631
South Korea	—	636,111	—	636,111
Sweden	—	266,393	—	266,393
United Kingdom	—	1,434,981	—	1,434,981
United States	8,660,552	—	—	8,660,552
Rights	—	—	—	—
Money Market Fund	29,536	—	—	29,536
Repurchase Agreement	—	957,024	—	957,024
Total	$11,110,680	$15,858,155	$—	$26,968,835

*	See Schedule of Investments for geographic sector breakouts.

During the year ended September 30, 2018, transfers of securities from Level 1 to Level 2 were $475,800, and transfers of securities from Level 2 to Level 1 were $961,961. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

19

VANECK VECTORS GENERIC DRUGS ETF

SCHEDULE OF INVESTMENTS

September 30, 2018

Number of Shares		Value

COMMON STOCKS: 99.9%
China / Hong Kong: 9.6%
64,000	CSPC Pharmaceutical Group Ltd. #	$135,435
1,600	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. #	5,694
5,500	Shanghai Fosun Pharmaceutical Group Co. Ltd. #	21,622
9,300	Shanghai Pharmaceuticals Holding Co. Ltd. #	23,258
127,500	Sino Biopharmaceutical Ltd. #	118,644
12,000	Sinopharm Group Co. Ltd.	58,736
		363,389
Finland: 1.0%
1,053	Orion OYJ #	39,869
Germany: 1.6%
631	Stada Arzneimittel AG #	59,430
Hungary: 0.9%
1,886	Richter Gedeon Nyrt #	35,270
India: 15.7%
5,928	Aurobindo Pharma Ltd. #	60,877
6,071	Biocon Ltd. #	57,909
10,358	Cadila Healthcare Ltd. #	55,156
8,147	Cipla Ltd. #	73,511
1,679	Dr. Reddy’s Laboratories Ltd. (ADR)	58,093
4,575	Lupin Ltd. #	56,868
22,559	Sun Pharmaceuticals Industries Ltd. #	193,955
1,712	Torrent Pharmaceuticals Ltd. #	39,027
		595,396
Indonesia: 1.1%
474,300	Kalbe Farma Tbk PT #	43,932
Ireland: 7.6%
1,571	Alkermes Plc (USD) *	66,673
2,266	Endo International Plc (USD) *	38,137
550	ICON Plc (USD) *	84,562
1,384	Perrigo Co. Plc (USD)	97,987
		287,359
Israel: 6.7%
399	Taro Pharmaceutical Industries Ltd. (USD) *	39,222
9,971	Teva Pharmaceutical Industries Ltd. (ADR)	214,775
		253,997
Number of Shares		Value

Japan: 7.8%
1,000	Hisamitsu Pharmaceutical Co., Inc. #	$76,716
5,800	Kyowa Hakko Kirin Co. Ltd. #	108,868
900	Taisho Pharmaceutical Holdings Co. Ltd. #	110,135
		295,719
Jordan: 1.5%
2,443	Hikma Pharmaceuticals Plc (GBP) #	58,852
South Africa: 1.4%
4,618	Aspen Pharmacare Holdings Ltd. #	55,221
South Korea: 9.5%
1,166	Celltrion, Inc. * #	312,483
642	Hanmi Science Co. Ltd. #	50,809
		363,292
Switzerland: 6.8%
753	Lonza Group AG #	258,812
United States: 28.7%
1,097	Albemarle Corp.	109,459
1,162	Amneal Pharmaceuticals, Inc. *	25,785
486	Charles River Laboratories International, Inc. *	65,386
2,050	IQVIA Holdings, Inc. *	265,967
5,066	Mylan NV *	185,416
7,089	Pfizer, Inc.	312,412
651	PRA Health Sciences, Inc. *	71,734
1,041	Syneos Health, Inc. *	53,664
		1,089,823
Total Common Stocks (Cost: $3,435,733)		3,800,361
MONEY MARKET FUND: 1.2% (Cost: $45,422)
45,422	Dreyfus Government Cash Management Fund - Institutional Shares	45,422
Total Investments: 101.1% (Cost: $3,481,155)		3,845,783
Liabilities in excess of other assets: (1.1)%		(43,679)
NET ASSETS: 100.0%		$3,802,104

See Notes to Financial Statements

20

Definitions:
ADR	American Depositary Receipt
GBP	British Pound
USD	United States Dollar

Footnotes:
*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $2,052,353 which represents 54.0% of net assets.

Summary of Investments by Sector	% of Investments	Value
Biotechnology	11.4%	$437,065
Health Care Distributors	2.1	81,994
Life Sciences Tools & Services	20.8	800,125
Pharmaceuticals	61.7	2,371,718
Specialty Chemicals	2.8	109,459
Money Market Fund	1.2	45,422
	100.0%	$3,845,783

The summary of inputs used to value the Fund’s investments as of September 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
China / Hong Kong	$58,736	$304,653	$—	$363,389
Finland	—	39,869	—	39,869
Germany	—	59,430	—	59,430
Hungary	—	35,270	—	35,270
India	58,093	537,303	—	595,396
Indonesia	—	43,932	—	43,932
Ireland	287,359	—	—	287,359
Israel	253,997	—	—	253,997
Japan	—	295,719	—	295,719
Jordan	—	58,852	—	58,852
South Africa	—	55,221	—	55,221
South Korea	—	363,292	—	363,292
Switzerland	—	258,812	—	258,812
United States	1,089,823	—	—	1,089,823
Money Market Fund	45,422	—	—	45,422
Total	$1,793,430	$2,052,353	$—	$3,845,783

*	See Schedule of Investments for geographic sector breakouts.

During the year ended September 30, 2018, transfers of securities from Level 1 to Level 2 were $63,565, and transfers of securities from Level 2 to Level 1 were $54,932. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

21

VANECK VECTORS PHARMACEUTICAL ETF

SCHEDULE OF INVESTMENTS

September 30, 2018

Number of Shares		Value

COMMON STOCKS: 99.7%
Denmark: 4.7%
275,325	Novo-Nordisk AS (ADR)	$12,978,820
France: 5.0%
311,091	Sanofi SA (ADR)	13,896,435
Ireland: 10.2%
263,119	Endo International Plc (USD) *	4,428,293
73,169	Jazz Pharmaceuticals Plc (USD) *	12,301,904
161,534	Perrigo Co. Plc (USD)	11,436,607
		28,166,804
Israel: 4.3%
546,595	Teva Pharmaceutical Industries Ltd. (ADR)	11,773,656
Switzerland: 5.0%
159,691	Novartis AG (ADR)	13,758,977
United Kingdom: 12.5%
355,837	AstraZeneca Plc (ADR)	14,080,470
342,548	GlaxoSmithKline Plc (ADR)	13,760,153
38,827	GW Pharmaceuticals Plc (ADR) *	6,706,976
		34,547,599
United States: 58.0%
144,602	AbbVie, Inc.	13,676,457
147,404	Akorn, Inc. *	1,913,304
142,406	AmerisourceBergen Corp.	13,132,681
515,480	Bausch Health Cos, Inc. *	13,232,372
223,482	Bristol-Myers Squibb Co.	13,873,763
199,575	Catalent, Inc. *	9,090,641
114,509	Eli Lilly & Co.	12,287,961
96,747	Johnson & Johnson	13,367,533
85,971	Mallinckrodt Plc *	2,519,810
93,134	McKesson Corp.	12,354,225
192,997	Merck and Co., Inc.	13,691,207
321,782	Mylan NV *	11,777,221
109,529	Patterson Companies, Inc. †	2,677,984
317,913	Pfizer, Inc.	14,010,426
136,664	Zoetis, Inc.	12,512,956
		160,118,541
Total Common Stocks (Cost: $330,815,225)		275,240,832
MONEY MARKET FUND: 0.2% (Cost: $425,107)
425,107	Dreyfus Government Cash Management Fund - Institutional Shares	425,107
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $331,240,332)		275,665,939
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.9%
Repurchase Agreements: 0.9%
$1,000,000	Repurchase agreement dated 9/28/18 with Citigroup Global Markets, Inc., 2.26%, due 10/1/18, proceeds $1,000,188; (collateralized by various U.S. government and agency obligations, 0.00% to 11.00%, due 10/15/18 to 2/1/57, valued at $1,019,999 including accrued interest)	$1,000,000
572,067	Repurchase agreement dated 9/28/18 with Mizuho Securities USA, Inc., 2.25%, due 10/1/18, proceeds $572,174; (collateralized by various U.S. government and agency obligations, 2.00% to 8.50%, due 11/1/18 to 8/20/47, valued at $583,508 including accrued interest)	572,067
1,000,000	Repurchase agreement dated 9/28/18 with Nomura Securities International, Inc., 2.27%, due 10/1/18, proceeds $1,000,189; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 9/30/18 to 8/20/68, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $2,572,067)		2,572,067
Total Investments: 100.8% (Cost: $333,812,399)		278,238,006
Liabilities in excess of other assets: (0.8)%		(2,192,873)
NET ASSETS: 100.0%		$276,045,133

See Notes to Financial Statements

22

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,514,316.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Health Care	30.4%	$83,793,814
Pharmaceuticals	69.4	191,447,018
Money Market Fund	0.2	425,107
	100.0%	$275,665,939

The summary of inputs used to value the Fund’s investments as of September 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$275,240,832	$—	$—	$275,240,832
Money Market Fund	425,107	—	—	425,107
Repurchase Agreements	—	2,572,067	—	2,572,067
Total	$275,665,939	$2,572,067	$—	$278,238,006

*	See Schedule of Investments for geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2018.

See Notes to Financial Statements

23

VANECK VECTORS RETAIL ETF

SCHEDULE OF INVESTMENTS

September 30, 2018

Number of Shares		Value

COMMON STOCKS: 100.1%
China / Hong Kong: 2.0%
104,488	JD.com, Inc. (ADR) *	$2,726,092
United States: 98.1%
13,810	Amazon.com, Inc. *	27,661,430
22,936	AmerisourceBergen Corp.	2,115,158
3,313	AutoZone, Inc. *	2,569,894
28,688	Best Buy Co., Inc.	2,276,680
32,713	Cardinal Health, Inc. †	1,766,502
28,450	Costco Wholesale Corp.	6,682,336
80,059	CVS Caremark Corp.	6,302,244
31,395	Dollar General Corp.	3,431,473
31,410	Dollar Tree, Inc. *	2,561,486
73,614	Home Depot, Inc.	15,249,140
21,139	Kohl’s Corp.	1,575,912
116,341	Kroger Co.	3,386,687
28,527	L Brands, Inc.	864,368
60,034	Lowe’s Cos, Inc.	6,893,104
38,930	MACY’S, Inc.	1,352,039
26,029	McKesson Corp.	3,452,747
11,652	O’Reilly Automotive, Inc. *	4,046,973
46,364	Ross Stores, Inc.	4,594,672
70,382	Sysco Corp.	5,155,481
69,170	Target Corp.	6,101,486
46,100	The Gap, Inc.	1,329,985
56,051	TJX Cos., Inc.	6,278,833
87,481	Walgreens Boots Alliance, Inc.	6,377,365
122,477	Wal-Mart Stores, Inc.	11,501,815
		133,527,810
Total Common Stocks (Cost: $132,601,459)		136,253,902
MONEY MARKET FUND: 0.0% (Cost: $19,997)
19,997	Dreyfus Government Cash Management Fund - Institutional Shares	19,997
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $132,621,456)		136,273,899
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.0%
Repurchase Agreements: 1.0%
$354,307	Repurchase agreement dated 9/28/18 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 2.25%, due 10/1/18, proceeds $354,373; (collateralized by various U.S. government and agency obligations, 0.00% to 1.63%, due 5/23/19 to 9/9/49, valued at $361,393 including accrued interest)	$354,307
1,000,000	Repurchase agreement dated 9/28/18 with Nomura Securities International, Inc., 2.27%, due 10/1/18, proceeds $1,000,189; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 9/30/18 to 8/20/68, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $1,354,307)		1,354,307
Total Investments: 101.1% (Cost: $133,975,763)		137,628,206
Liabilities in excess of other assets: (1.1)%		(1,505,125)
NET ASSETS: 100.0%		$136,123,081

Definitions:

ADR	American Depositary Receipt

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,321,812.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	65.7%	$89,513,567
Consumer Staples	24.3	33,103,684
Health Care	10.0	13,636,651
Money Market Fund	0.0	19,997
	100.0%	$136,273,899

See Notes to Financial Statements

24

The summary of inputs used to value the Fund’s investments as of September 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$136,253,902	$—	$—	$136,253,902
Money Market Fund	19,997	—	—	19,997
Repurchase Agreements	—	1,354,307	—	1,354,307
Total	$136,273,899	$1,354,307	$—	$137,628,206

*	See Schedule of Investments for geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2018.

See Notes to Financial Statements

25

VANECK VECTORS SEMICONDUCTOR ETF

SCHEDULE OF INVESTMENTS

September 30, 2018

Number of Shares		Value

COMMON STOCKS: 99.9%
Netherlands: 9.4%
338,235	ASML Holding NV (USD)	$63,594,945
600,763	NXP Semiconductors NV (USD)	51,365,237
		114,960,182
Switzerland: 2.2%
1,434,266	STMicroelectronics NV (USD) †	26,304,439
Taiwan: 11.5%
3,168,444	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	139,918,487
United States: 76.8%
1,670,930	Advanced Micro Devices, Inc. *	51,615,028
587,089	Analog Devices, Inc.	54,282,249
1,388,762	Applied Materials, Inc.	53,675,651
258,208	Broadcom, Inc.	63,707,660
531,484	Cadence Design Systems, Inc. *	24,086,855
2,681,708	Intel Corp.	126,817,971
269,339	KLA-Tencor Corp.	27,394,470
338,717	Lam Research Corp.	51,383,369
1,219,671	Marvell Technology Group Ltd.	23,539,650
459,662	Maxim Integrated Products, Inc.	25,920,340
388,052	Microchip Technology, Inc. †	30,621,183
1,278,226	Micron Technology, Inc. *	57,814,162
353,570	NVIDIA Corp.	99,360,241
735,125	ON Semiconductor Corp. *	13,548,354
183,969	Qorvo, Inc. *	14,145,376
848,065	Qualcomm, Inc.	61,086,122
331,730	Skyworks Solutions, Inc.	30,091,228
336,360	Teradyne, Inc.	12,438,593
567,899	Texas Instruments, Inc.	60,929,884
96,998	Universal Display Corp. †	11,436,064
494,260	Xilinx, Inc.	39,624,824
		933,519,274
Total Common Stocks (Cost: $1,324,421,077)		1,214,702,382
MONEY MARKET FUND: 0.1% (Cost: $743,819)
743,819	Dreyfus Government Cash Management Fund - Institutional Shares	743,819
Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $1,325,164,896)		1,215,446,201
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 3.7%
Repurchase Agreements: 3.7%
$10,726,872	Repurchase agreement dated 9/28/18 with Citigroup Global Markets, Inc., 2.26%, due 10/1/18, proceeds $10,728,892; (collateralized by various U.S. government and agency obligations, 0.00% to 11.00%, due 10/15/18 to 2/1/57, valued at $10,941,410 including accrued interest)	$10,726,872
2,255,641	Repurchase agreement dated 9/28/18 with Credit Agricole CIB, 2.24%, due 10/1/18, proceeds $2,256,062; (collateralized by a U.S. government and agency obligation, 3.00%, due 9/9/49, valued at $2,300,754 including accrued interest)	2,255,641
10,726,872	Repurchase agreement dated 9/28/18 with Daiwa Capital Markets America, Inc., 2.27%, due 10/1/18, proceeds $10,728,901; (collateralized by various U.S. government and agency obligations, 0.00% to 8.88%, due 10/25/18 to 9/9/49, valued at $10,941,410 including accrued interest)	10,726,872
10,726,872	Repurchase agreement dated 9/28/18 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 2.27%, due 10/1/18, proceeds $10,728,901; (collateralized by various U.S. government and agency obligations, 2.32% to 4.50%, due 2/1/26 to 8/1/48, valued at $10,941,409 including accrued interest)	10,726,872
10,726,872	Repurchase agreement dated 9/28/18 with Nomura Securities International, Inc., 2.27%, due 10/1/18, proceeds $10,728,901; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 9/30/18 to 8/20/68, valued at $10,941,409 including accrued interest)	10,726,872
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $45,163,129)		45,163,129
Total Investments: 103.7% (Cost: $1,370,328,025)		1,260,609,330
Liabilities in excess of other assets: (3.7)%		(45,285,580)
NET ASSETS: 100.0%		$1,215,323,750

See Notes to Financial Statements

26

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $44,246,273.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Information Technology	16.5%	$200,766,516
Semiconductor Equipment	17.1	208,487,028
Semiconductors	66.3	805,448,838
Money Market Fund	0.1	743,819
	100.0%	$1,215,446,201

The summary of inputs used to value the Fund’s investments as of September 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$1,214,702,382	$—	$—	$1,214,702,382
Money Market Fund	743,819	—	—	743,819
Repurchase Agreements	—	45,163,129	—	45,163,129
Total	$1,215,446,201	$45,163,129	$—	$1,260,609,330

*	See Schedule of Investments for geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2018.

See Notes to Financial Statements

27

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2018

	Biotech ETF	Environmental Services ETF	Gaming ETF	Generic Drugs ETF
Assets:
Investments, at value
Unaffiliated issuers (1)(2)	$482,718,351	$24,227,208	$26,011,811	$3,845,783
Short-term investments held as collateral for securities loaned (3)	16,178,176	25,857	957,024	—
Cash	—	—	2	—
Cash denominated in foreign currency, at value (4)	—	—	4,166	1,377
Receivables:
Investment securities sold	—	2,715,319	4,616	344
Shares sold	—	—	—	—
Due from Adviser	—	1,432	5,546	10,524
Dividends and interest	35,131	27,718	138,022	3,848
Prepaid expenses	8,264	262	450	50
Total assets	498,939,922	26,997,796	27,121,637	3,861,926

Liabilities:
Payables:
Investment securities purchased	—	867,233	4,171	344
Collateral for securities loaned	16,178,176	25,857	957,024	—
Line of credit	—	—	123,921	—
Shares redeemed	—	—	122,278	—
Due to Adviser	88,458	—	—	—
Due to custodian	6,613,025	1,882,024	—	—
Deferred Trustee fees	40,654	2,555	6,598	17
Accrued expenses	125,582	59,850	66,368	59,461
Total liabilities	23,045,895	2,837,519	1,280,360	59,822
NET ASSETS	$475,894,027	$24,160,277	$25,841,277	$3,802,104
Shares outstanding	3,496,503	250,000	650,000	150,000
Net asset value, redemption and offering price per share	$136.11	$96.64	$39.76	$25.35

Net assets consist of:
Aggregate paid in capital	$513,352,095	$26,775,869	$38,733,011	$3,727,174
Total distributable earnings (loss) (a)	(37,458,068)	(2,615,592)	(12,891,734)	74,930
	$475,894,027	$24,160,277	$25,841,277	$3,802,104
(1) Value of securities on loan	$16,313,948	$25,291	$927,781	$—
(2) Cost of investments	$495,360,282	$20,683,983	$31,264,032	$3,481,155
(3) Cost of short-term investments held as collateral for securities loaned	$16,178,176	$25,857	$957,024	$—
(4) Cost of cash denominated in foreign currency	$—	$—	$4,166	$1,381

(a)	Effective with the current reporting period, net unrealized appreciation, undistributed net investment income, and accumulated net realized gain (loss) are all included in Total distributable earnings (loss). See Note 2 - H.

See Notes to Financial Statements

28

Pharmaceutical ETF	Retail ETF	Semiconductor ETF

$275,665,939	$136,273,899	$1,215,446,201
2,572,067	1,354,307	45,163,129
73,719	—	3,286,024
—	—	—

—	—	—
58	274,377	—
—	—	—
456,581	46,876	77,267
3,767	1,066	11,271
278,772,131	137,950,525	1,263,983,892

—	—	3,153,296
2,572,067	1,354,307	45,163,129
—	387,081	—
—	—	5,291
48,260	19,097	161,481
—	—	—
24,154	5,409	28,957
82,517	61,550	147,988
2,726,998	1,827,444	48,660,142
$276,045,133	$136,123,081	$1,215,323,750
4,288,138	1,221,531	11,420,937
$64.37	$111.44	$106.41

$338,721,193	$134,990,014	$1,321,843,457
(62,676,060)	1,133,067	(106,519,707)
$276,045,133	$136,123,081	$1,215,323,750
$2,514,316	$1,321,812	$44,246,273
$331,240,332	$132,621,456	$1,325,164,896
$2,572,067	$1,354,307	$45,163,129
$—	$—	$—

See Notes to Financial Statements

29

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2018

	Biotech ETF	Environmental Services ETF	Gaming ETF	Generic Drugs ETF
Income:
Dividends	$4,035,649	$211,122	$1,118,231	$25,399
Securities lending income	26,684	2,243	4,846	927
Foreign taxes withheld	(62,247)	(2,385)	(23,473)	(1,862)
Total income	4,000,086	210,980	1,099,604	24,464

Expenses:
Management fees	1,834,525	103,122	189,791	18,442
Professional fees	95,024	62,776	66,731	82,559
Insurance	6,290	192	372	37
Trustees’ fees and expenses	32,671	366	2,370	101
Reports to shareholders	61,127	18,232	19,398	12,089
Indicative optimized portfolio value fee	5,008	—	6,612	4,572
Custodian fees	14,768	578	16,212	86
Registration fees	5,411	4,948	6,325	—
Transfer agent fees	2,405	2,405	2,419	2,409
Fund accounting fees	32,019	978	5,593	2,476
Interest	5,676	1,214	3,289	70
Other	23,849	7,777	5,667	107
Total expenses	2,118,773	202,588	324,779	122,948
Waiver of management fees	(278,572)	(87,939)	(74,762)	(18,442)
Expenses assumed by the Adviser	—	—	—	(84,151)
Net expenses	1,840,201	114,649	250,017	20,355
Net investment income	2,159,885	96,331	849,587	4,109

Net realized gain (loss) on:
Investments	(14,169,378)	89,773	(1,703,324)	(28,226)
In-kind redemptions	23,686,814	1,057,519	2,806,543	—
Foreign currency transactions and foreign denominated assets and liabilities	—	—	(9,591)	(1,516)
Net realized gain (loss)	9,517,436	1,147,292	1,093,628	(29,742)

Net change in unrealized appreciation (depreciation) on:
Investments	(16,896,680)	1,514,385	(4,273,348)	521,972
Foreign currency transactions and foreign denominated assets and liabilities	—	—	(341)	(44)
Net change in unrealized appreciation (depreciation)	(16,896,680)	1,514,385	(4,273,689)	521,928
Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,219,359)	$2,758,008	$(2,330,474)	$496,295

See Notes to Financial Statements

30

Pharmaceutical ETF	Retail ETF	Semiconductor ETF

$5,775,097	$1,141,962	$18,391,578
34,912	1,090	163,108
(235,237)	—	(847,103)
5,574,772	1,143,052	17,707,583

949,662	265,649	4,141,680
82,757	75,186	125,980
2,665	553	6,431
15,846	3,321	43,055
36,909	21,040	81,139
4,999	4,997	4,994
9,290	3,645	37,001
8,891	5,064	5,379
2,419	2,015	2,406
14,405	3,519	71,503
14,202	1,295	45,186
11,511	8,382	26,916
1,153,556	394,666	4,591,670
(189,692)	(127,722)	(404,804)
—	—	—
963,864	266,944	4,186,866
4,610,908	876,108	13,520,717

4,005,615	(462,617)	(4,055,269)
26,532,349	11,568,217	261,046,025

—	—	—
30,537,964	11,105,600	256,990,756

4,781,155	11,739,531	(105,630,663)

—	—	—
4,781,155	11,739,531	(105,630,663)
$39,930,027	$23,721,239	$164,880,810

See Notes to Financial Statements

31

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Biotech ETF		Environmental Services ETF
	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Operations:
Net investment income	$2,159,885	$3,140,614	$96,331	$159,868
Net realized gain (loss)	9,517,436	14,003,280	1,147,292	3,729,077
Net change in unrealized appreciation (depreciation)	(16,896,680)	84,996,662	1,514,385	178,828
Net increase (decrease) in net assets resulting from operations	(5,219,359)	102,140,556	2,758,008	4,067,773

Distributions to shareholders: (a)
Dividends and Distributions	(3,276,012)	(1,715,606)	(155,000)	(132,750)

Share transactions:**
Proceeds from sale of shares	84,155,885	188,497,661	9,157,335	12,005,278
Cost of shares redeemed	(317,096,920)	(170,506,515)	(4,804,278)	(16,156,568)
Increase (Decrease) in net assets resulting from share transactions	(232,941,035)	17,991,146	4,353,057	(4,151,290)
Total increase (decrease) in net assets	(241,436,406)	118,416,096	6,956,065	(216,267)
Net Assets, beginning of period	717,330,433	598,914,337	17,204,212	17,420,479
Net Assets, end of period (b)	$475,894,027	$717,330,433	$24,160,277	$17,204,212

** Shares of Common Stock Issued (no par value)
Shares sold	650,000	1,600,000	100,000	150,000
Shares redeemed	(2,500,000)	(1,450,000)	(50,000)	(200,000)
Net increase (decrease)	(1,850,000)	150,000	50,000	(50,000)

(a)	Effective with the current reporting period, it is no longer required to separately present distributions from net investment income and distributions from net realized capital gains. See Note 2 - C.
(b)	Effective with the current reporting period, disclosure of undistributed net investment income is no longer required. See Note 2 - C.

See Notes to Financial Statements

32

Gaming ETF		Generic Drugs ETF		Pharmaceutical ETF
For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017

$849,587	$678,799	$4,109	$16,273	$4,610,908	$6,048,603
1,093,628	1,103,183	(29,742)	67,042	30,537,964	7,980,033
(4,273,689)	2,501,573	521,928	(106,625)	4,781,155	1,765,322
(2,330,474)	4,283,555	496,295	(23,310)	39,930,027	15,793,958

(700,050)	(586,300)	(55,050)	(19,400)	(4,703,830)	(5,854,105)

41,979,903	14,154,237	—	4,333,286	396,537,268	786,410,157
(36,543,790)	(14,296,884)	—	(3,365,817)	(440,908,308)	(743,098,245)

5,436,113	(142,647)	—	967,469	(44,371,040)	43,311,912
2,405,589	3,554,608	441,245	924,759	(9,144,843)	53,251,765
23,435,688	19,881,080	3,360,859	2,436,100	285,189,976	231,938,211
$25,841,277	$23,435,688	$3,802,104	$3,360,859	$276,045,133	$285,189,976

900,000	350,000	—	200,000	6,750,000	14,500,000
(800,000)	(350,000)	—	(150,000)	(7,400,000)	(13,600,000)
100,000	—	—	50,000	(650,000)	900,000

See Notes to Financial Statements

33

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Retail ETF		Semiconductor ETF
	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Operations:
Net investment income	$876,108	$1,177,871	$13,520,717	$9,564,945
Net realized gain	11,105,600	182,469	256,990,756	221,347,767
Net change in unrealized appreciation (depreciation)	11,739,531	2,134,169	(105,630,663)	(6,994,961)
Net increase in net assets resulting from operations	23,721,239	3,494,509	164,880,810	223,917,751

Distributions to shareholders: (a)
Dividends and Distributions	(1,030,346)	(1,772,514)	(10,499,228)	(4,764,060)

Share transactions:**
Proceeds from sale of shares	131,062,913	32,054,970	19,908,451,210	10,938,048,365
Cost of shares redeemed	(76,377,009)	(93,737,069)	(19,647,561,699)	(10,934,279,639)
Increase (Decrease) in net assets resulting from share transactions	54,685,904	(61,682,099)	260,889,511	3,768,726
Total increase (decrease) in net assets	77,376,797	(59,960,104)	415,271,093	222,922,417
Net Assets, beginning of period	58,746,284	118,706,388	800,052,657	577,130,240
Net Assets, end of period (b)	$136,123,081	$58,746,284	$1,215,323,750	$800,052,657

** Shares of Common Stock Issued (no par value)
Shares sold	1,300,000	400,000	191,750,000	137,800,000
Shares redeemed	(800,000)	(1,200,000)	(188,900,000)	(137,550,000)
Net increase (decrease)	500,000	(800,000)	2,850,000	250,000

(a)	Effective with the current reporting period, it is no longer required to separately present distributions from net investment income and distributions from net realized capital gains. See Note 2 - C.
(b)	Effective with the current reporting period, disclosure of undistributed net investment income is no longer required. See Note 2 - C

See Notes to Financial Statements

34

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Biotech ETF
	For the Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$134.17	$115.25	$114.45	$105.84	$82.74
Income from investment operations:
Net investment income (loss)	0.52 (a)	0.58 (a)	0.33	0.24	(0.03)
Net realized and unrealized gain on investments	2.10 (e)	18.67	0.81	8.37	23.13
Total from investment operations	2.62	19.25	1.14	8.61	23.10
Less:
Dividends from net investment income	(0.68)	(0.33)	(0.34)	—	— (d)
Net asset value, end of year	$136.11	$134.17	$115.25	$114.45	$105.84
Total return (b)	2.00%	16.77%	0.97%	8.13%	27.92%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$475,894	$717,330	$598,914	$651,978	$539,423
Ratio of gross expenses to average net assets	0.40%	0.39%	0.40%	0.40%	0.41%
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net expenses to average net assets excluding interest expense	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income (loss) to average net assets	0.41%	0.48%	0.29%	0.18%	(0.03)%
Portfolio turnover rate (c)	30%	27%	41%	12%	11%

	Environmental Services ETF
	For the Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$86.02	$69.68	$58.37	$64.57	$62.43
Income from investment operations:
Net investment income	0.42 (a)	0.66 (a)	0.63	0.73	1.00
Net realized and unrealized gain (loss) on investments	10.98	16.21	11.36	(5.88)	1.89
Total from investment operations	11.40	16.87	11.99	(5.15)	2.89
Less:
Dividends from net investment income	(0.78)	(0.53)	(0.68)	(1.05)	(0.75)
Net asset value, end of year	$96.64	$86.02	$69.68	$58.37	$64.57
Total return (b)	13.36%	24.31%	20.75%	(8.18)%	4.62%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$24,160	$17,204	$17,420	$14,593	$16,142
Ratio of gross expenses to average net assets	0.98%	0.95%	0.93%	1.15%	0.92%
Ratio of net expenses to average net assets	0.56%	0.55%	0.55%	0.55%	0.55%
Ratio of net expenses to average net assets excluding interest expense	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	0.47%	0.86%	1.00%	1.15%	1.32%
Portfolio turnover rate (c)	24%	20%	40%	19%	13%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Amount represents less than $0.005 per share
(e)	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

See Notes to Financial Statements

35

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Gaming ETF
	For the Year Ended September 30,
	2018	2017	2016		2015	2014
Net asset value, beginning of year	$42.61	$36.15	$29.82		$43.38	$47.49
Income from investment operations:
Net investment income	1.03 (a)	1.13 (a)	0.94	(a)	1.12 (a)	1.76
Net realized and unrealized gain (loss) on investments	(2.80)	6.40	6.69		(12.80)	(5.35)
Total from investment operations	(1.77)	7.53	7.63		(11.68)	(3.59)
Less:
Dividends from net investment income	(1.08)	(1.07)	(1.30)		(1.88)	(0.52)
Net asset value, end of year	$39.76	$42.61	$36.15		$29.82	$43.38
Total return (b)	(4.51)%	21.58%	26.23%		(27.91)%	(7.76)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$25,841	$23,436	$19,881		$23,859	$43,384
Ratio of gross expenses to average net assets	0.86%	0.94%	0.93%		1.00%	0.73%
Ratio of net expenses to average net assets	0.66%	0.65%	0.67%		0.66%	0.65%
Ratio of net expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%		0.65%	0.65%
Ratio of net investment income to average net assets	2.24%	2.97%	2.88%		2.92%	2.73%
Portfolio turnover rate (c)	31%	22%	29%		27%	35%

	Generic Drugs ETF
	For the Year Ended September 30,		For the Period January 12, 2016 (d) through September 30,
	2018	2017	2016
Net asset value, beginning of period	$22.41	$24.36	$25.21
Income from investment operations:
Net investment income	0.03 (a)	0.09 (a)	0.07
Net realized and unrealized gain (loss) on investments	3.28	(1.94)	(0.92)
Total from investment operations	3.31	(1.85)	(0.85)
Less:
Dividends from net investment income	(0.37)	(0.10)	—
Net asset value, end of period	$25.35	$22.41	$24.36
Total return (b)	14.85%	(7.58)%	(3.37	)%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,802	$3,361	$2,436
Ratio of gross expenses to average net assets	3.33%	2.94%	5.70	%(f)
Ratio of net expenses to average net assets	0.55%	0.57%	0.55	%(f)
Ratio of net expenses to average net assets excluding interest expense	0.55%	0.55%	0.55	%(f)
Ratio of net investment income to average net assets	0.11%	0.40%	0.39	%(f)
Portfolio turnover rate (c)	15%	61%	47	%(e)

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Commencement of operations
(e)	Not Annualized
(f)	Annualized

See Notes to Financial Statements

36

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Pharmaceutical ETF
	For the Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$57.75	$57.44	$63.01	$63.54	$47.89
Income from investment operations:
Net investment income	1.01 (a)	1.18 (a)	1.24 (a)	1.31	1.02
Net realized and unrealized gain (loss) on investments	6.62	0.26	(5.41)	(0.62)	15.66
Total from investment operations	7.63	1.44	(4.17)	0.69	16.68
Less:
Dividends from net investment income	(1.01)	(1.13)	(1.40)	(1.22)	(1.03)
Net asset value, end of year	$64.37	$57.75	$57.44	$63.01	$63.54
Total return (b)	13.42%	2.59%	(6.72)%	0.96%	35.19%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$276,045	$285,190	$231,938	$314,297	$405,888
Ratio of gross expenses to average net assets	0.43%	0.40%	0.41%	0.41%	0.42%
Ratio of net expenses to average net assets	0.36%	0.35%	0.35%	0.36%	0.35%
Ratio of net expenses to average net assets excluding interest expense	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	1.70%	2.14%	2.04%	1.78%	1.85%
Portfolio turnover rate (c)	18%	40%	25%	12%	14%

	Retail ETF
	For the Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$81.42	$78.02	$73.57	$62.27	$55.34
Income from investment operations:
Net investment income	1.13 (a)	1.15 (a)	0.93 (a)	1.12 (a)	0.60
Net realized and unrealized gain on investments	30.32	3.64	5.27	10.47	6.94
Total from investment operations	31.45	4.79	6.20	11.59	7.54
Less:
Dividends from net investment income	(1.43)	(1.39)	(1.75)	(0.29)	(0.61)
Net asset value, end of year	$111.44	$81.42	$78.02	$73.57	$62.27
Total return (b)	39.01%	6.25%	8.42%	18.63%	13.65%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$136,123	$58,746	$118,706	$203,909	$66,724
Ratio of gross expenses to average net assets	0.52%	0.50%	0.43%	0.42%	0.63%
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net expenses to average net assets excluding interest expense	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	1.15%	1.46%	1.22%	1.49%	1.23%
Portfolio turnover rate (c)	16%	17%	9%	5%	3%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

37

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Semiconductor ETF
	For the Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$93.34	$69.36	$49.97	$51.10	$39.88
Income from investment operations:
Net investment income	1.19 (a)	1.10 (a)	0.82 (a)	1.08 (a)	0.62
Net realized and unrealized gain (loss) on investments	13.28	23.46	19.67	(1.58)	11.26
Payment from Adviser:	—	—	0.04 (d)	—	—
Total from investment operations	14.47	24.56	20.53	(0.50)	11.88
Less:
Dividends from net investment income	(1.40)	(0.58)	(1.14)	(0.63)	(0.66)
Net asset value, end of year	$106.41	$93.34	$69.36	$49.97	$51.10
Total return (b)	15.61%	35.63%	41.73%	(1.09)%	30.13%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,215,324	$800,053	$577,130	$190,923	$414,959
Ratio of gross expenses to average net assets	0.39%	0.38%	0.41%	0.41%	0.41%
Ratio of net expenses to average net assets	0.35%	0.35%	0.36%	0.35%	0.35%
Ratio of net expenses to average net assets excluding interest expense	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	1.14%	1.38%	1.45%	2.01%	1.68%
Portfolio turnover rate (c)	23%	22%	53%	18%	9%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	For the year ended September 30, 2016, 0.06% of total return, representing $0.04 per share, consisted of a payment by the Adviser (See Note 3).

See Notes to Financial Statements

38

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2018

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of September 30, 2018, offers fifty-five investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Biotech ETF, Environmental Services ETF, Gaming ETF, Generic Drugs ETF, Pharmaceutical ETF, Retail ETF and Semiconductor ETF (each a “Fund” and, together, the “Funds”). Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index published by Indxx LLC, ICE Data Indices, LLC or MV Index Solutions GmbH (“MVIS”), a wholly owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ respective indices are presented below:

Fund	Index
Biotech ETF	MVIS® US Listed Biotech 25 Index*
Environmental Services ETF	NYSE Arca Environmental Services Index
Gaming ETF	MVIS® Global Gaming Index*
Generic Drugs ETF	Indxx Global Generics & New Pharma Index
Pharmaceutical ETF	MVIS® US Listed Pharmaceutical 25 Index*
Retail ETF	MVIS® US Listed Retail 25 Index*
Semiconductor ETF	MVIS® US Listed Semiconductor 25 Index*

*	Published by MV Index Solutions GmbH

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services - Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. The Pricing Committee of the Adviser provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and

39

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments where transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund (except for dividends from net investment income on Pharmaceutical ETF, which are declared and paid quarterly). Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

Effective in the current reporting period, it is no longer required to separately present distributions from net investment income and distributions from net realized capital gains. Additionally, undistributed net investment income included in net assets is no longer disclosed separately in the Statement of Changes in Net Assets. The September 30, 2017 sources of distributions and undistributed net investment income were as follows:

Fund	Dividends to shareholders: Dividends from net investment income	Undistributed net investment income
Biotech ETF	$1,715,606	$2,529,843
Environmental Services ETF	132,750	122,134
Gaming ETF	586,300	604,910
Generic Drugs ETF	19,400	20,513
Pharmaceutical ETF	5,854,105	1,067,099
Retail ETF	1,772,514	851,261
Semiconductor ETF	4,764,060	7,500,486
40

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statements of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of September 30, 2018 are reflected in the Schedules of Investments.

G.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at September 30, 2018 is presented in the Schedules of Investments. Refer to related disclosures in Note 2F (Repurchase Agreements) and Note 9 (Securities Lending).

H.	Components of Capital—Effective with the current reporting period, net unrealized appreciation, undistributed net investment income, and accumulated net realized gain (loss) are all included in Total distributable earnings in the Statement of Assets and Liabilities.

I.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.
41

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, until at least February 1, 2019, to waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below. Refer to the Statements of Operations for the amounts waived/assumed by the Adviser for the year ended September 30, 2018.

The current expense limitations and management fee rates are as follows:

Fund	Expense Limitations	Management Fee Rates
Biotech ETF	0.35%	0.35%
Environmental Services ETF	0.55	0.50
Gaming ETF	0.65	0.50
Generic Drugs ETF	0.55	0.50
Pharmaceutical ETF	0.35	0.35
Retail ETF	0.35	0.35
Semiconductor ETF	0.35	0.35

During the year ended September 30, 2016, the Adviser voluntarily reimbursed the Semiconductor ETF $340,000 for transactional losses. The per share and total return impact to the Fund is reflected in the Financial Highlights.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Funds’ distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the year ended September 30, 2018, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Biotech ETF	$157,681,406	$158,450,063
Environmental Services ETF	5,029,258	6,924,934
Gaming ETF	12,395,117	11,656,131
Generic Drugs ETF	560,948	606,861
Pharmaceutical ETF	48,828,994	50,205,510
Retail ETF	12,815,846	13,591,143
Semiconductor ETF	270,083,475	279,441,425

Note 5—Income Taxes—As of September 30, 2018, for Federal income tax purposes, the identified cost of investments owned, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation), of investments were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Biotech ETF	$512,022,407	$51,042,110	$(64,167,990)	$(13,125,880)
Environmental Services ETF	20,733,289	3,986,953	(467,177)	3,519,776
Gaming ETF	32,750,965	1,067,903	(6,850,032)	(5,782,129)
Generic Drugs ETF	3,540,431	774,385	(469,033)	305,352
Pharmaceutical ETF	333,814,838	11,173,974	(66,750,806)	(55,576,832)
Retail ETF	133,975,763	10,935,895	(7,283,452)	3,652,443
Semiconductor ETF	1,370,328,025	5,371,247	(115,089,942)	(109,718,695)
42

At September 30, 2018, the components of distributable earnings (loss) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income*	Accumulated Capital Losses	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)	Total Distributable Earnings
Biotech ETF	$1,454,370	$(25,745,904)	$(40,654)	$(13,125,880)	$(37,458,068)
Environmental Services ETF	61,352	(6,194,166)	(2,555)	3,519,777	(2,615,592)
Gaming ETF	748,796	(7,851,538)	(6,598)	(5,782,394)	(12,891,734)
Generic Drugs ETF	888	(231,318)	(20)	305,379	74,929
Pharmaceutical ETF	998,331	(8,073,407)	(24,154)	(55,576,830)	(62,676,060)
Retail ETF	702,433	(3,216,400)	(5,409)	3,652,443	1,133,067
Semiconductor ETF	10,550,932	(7,322,989)	(28,957)	(109,718,694)	(106,519,708)

*	Includes short-term capital gains (if any)

The tax character of dividends paid to shareholders during the years ended September 30, 2018 and September 30, 2017 were as follows:

Fund	2018 Ordinary Income Dividends	2017 Ordinary Income Dividends
Biotech ETF	$3,276,012	$1,715,606
Environmental Services ETF	155,000	132,750
Gaming ETF	700,050	586,300
Generic Drugs ETF	55,050	19,400
Pharmaceutical ETF	4,703,830	5,854,105
Retail ETF	1,030,346	1,772,514
Semiconductor ETF	10,499,228	4,764,060

At September 30, 2018, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
Biotech ETF	$—	$(25,745,904)	$(25,745,904)
Environmental Services ETF	(405,261)	(5,788,905)	(6,194,166)
Gaming ETF	(2,861,307)	(4,990,231)	(7,851,538)
Generic Drugs ETF	(115,044)	(116,274)	(231,318)
Pharmaceutical ETF	(1,242,010)	(6,831,397)	(8,073,407)
Retail ETF	(1,355,030)	(1,861,370)	(3,216,400)
Semiconductor ETF	(6,896,994)	(425,995)	(7,322,989)

During the year ended September 30, 2018, Environmental Services ETF utilized $105,509 and expired $479,375 of its accumulated capital loss carryforwards.

During the year ended September 30, 2018, Pharmaceutical ETF utilized $4,005,615 of its accumulated capital losses available from previous years.

During the period ended September 30, 2018 as a result of permanent book to tax differences, primarily due to the expiration of capital loss carryforwards and the treatment of tax gains / (losses) on in-kind redemptions, the Funds incurred a reclassification between distributable earnings / (loss) and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

43

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Fund	Increase (Decrease) in Distributable Earnings / (Loss)	Increase (Decrease) in Aggregate Paid in Capital
Biotech ETF	$(23,287,782)	$23,287,782
Environmental Services ETF	(576,562)	576,562
Gaming ETF	(2,773,343)	2,773,343
Generic Drugs ETF	—	—
Pharmaceutical ETF	(26,532,349)	26,532,349
Retail ETF	(11,533,609)	11,533,609
Semiconductor ETF	(262,239,621)	262,239,621

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, certain Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended September 30, 2018, the Funds did not incur any interest or penalties.

Note 6—Capital Share Transactions—As of September 30, 2018, there was an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”), consisting of 50,000 shares, or multiples thereof.

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit at the Custodian for the benefit of the Funds, collateral consisting of cash in the form of U.S. dollars at least equal to 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to The Bank of New York Mellon. In addition, the Funds may impose certain variable fees for creations and redemptions with respect to transactions in Creation Units for cash, or on transactions effected outside the clearing process, which are treated as increases in capital. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

For the year ended September 30, 2018, the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Biotech ETF	$84,158,140	$317,085,004
Environmental Services ETF	9,157,312	2,868,503
Gaming ETF	39,399,336	34,392,144
Generic Drugs ETF	—	—
Pharmaceutical ETF	396,557,838	439,931,514
Retail ETF	130,850,507	75,205,055
Semiconductor ETF	19,913,621,084	19,641,427,005

The in-kind contributions and in-kind redemptions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

44

Note 7—Principal Risks—Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at September 30, 2018 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

The following table presents repurchase agreements held as collateral by type of security on loan as of September 30, 2018:

Gross Amount of Recognized Liabilities for Securities Loaned in the Statements of Assets and Liabilities*
Fund	Equity Securities
Biotech ETF	$16,178,176
Environmental Services ETF	25,857
Gaming ETF	957,024
Pharmaceutical ETF	2,572,067
Retail ETF	1,354,307
Semiconductor ETF	45,163,129

*	Remaining contractual maturity of the agreements: overnight and continuous
45

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended September 30, 2018, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of September 30, 2018
Biotech ETF	128	$560,489	2.95%	$—
Gaming ETF	190	157,262	3.13	123,921
Pharmaceutical ETF	264	651,825	2.95	—
Retail ETF	115	126,791	3.02	387,081
Semiconductor ETF	286	1,945,916	2.93	—

Note 11—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. Offsets to custodian expense, if any, are reflected in custody fees in the Statements of Operations.

Note 12—Recent Accounting Pronouncements—The Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), a final guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. Entities will no longer be required to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy. Public companies will be required to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years beginning after 15 December 2019 and for interim periods within those fiscal years. Early adoption is permitted of either the entire standard or only the provisions that eliminate or modify the requirements. Management is currently evaluating the potential impact of this new guidance to the financial statements.

Note 13—Subsequent Events—The Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

46

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck Vectors ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VanEck Vectors Biotech ETF, VanEck Vectors Environmental Services ETF, VanEck Vectors Gaming ETF, VanEck Vectors Generic Drugs ETF, VanEck Vectors Pharmaceutical ETF, VanEck Vectors Retail ETF and VanEck Vectors Semiconductor ETF (collectively referred to as the “Funds”) (seven of the funds constituting VanEck Vectors ETF Trust (the “Trust”)), including the schedules of investments, as of September 30, 2018, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (seven of the funds constituting VanEck Vectors ETF Trust) at September 30, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the VanEck Vectors ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights

Biotech ETF Environmental Services ETF Gaming ETF	For the year ended September 30, 2018	For each of the two years in the period ended September 30, 2018	For each of the five years in the period ended September 30, 2018

Generic Drugs ETF	For the year ended September 30, 2018	For each of the two years in the period ended September 30, 2018	For each of the two years in the period ended September 30, 2018 and the period from January 12, 2016 (commencement of operations) through September 30, 2016

Pharmaceutical ETF Retail ETF Semiconductor ETF	For the year ended September 30, 2018	For each of the two years in the period ended September 30, 2018	For each of the five years in the period ended September 30, 2018

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, NY
November 20, 2018

47

VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The information set forth below relates to distributions paid during each Fund’s current fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.

Accordingly, the information needed by shareholders for calendar year 2018 income tax purposes will be sent to them in early 2019. Please consult your tax advisor for proper treatment of this information.

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2018:

	Biotech ETF	Environmental Services ETF	Gaming ETF		Generic Drugs ETF
Record Date	12/19/2017	12/19/2017	12/19/2017		12/19/2017
Ex Date	12/18/2017	12/18/2017	12/18/2017		12/18/2017
Payable Date	12/22/2017	12/22/2017	12/22/2017		12/22/2017
Amount Paid Per Share	$0.683000	$0.775000	$1.087335		$0.383327

Ordinary Income:
Qualified Dividend Income for Individuals	100.00%	100.00%	70.82	%*	90.99	%*
Dividends Qualifying for the Dividends Received
Deduction for Corporations	100.00%	100.00%	28.68	%*	3.47	%*
Foreign Source Income	—	—	63.95	%*	29.77	%*
Foreign Taxes Paid Per Share	—	—	0.010335	**	0.016327	**

	Pharmaceutical ETF						Retail ETF	Semiconductor ETF
Record Date	10/03/2017	12/28/2017	04/03/2018		07/03/2018		12/19/2017	12/19/2017
Ex Date	10/02/2017	12/27/2017	04/02/2018		07/01/2018		12/18/2017	12/18/2017
Payable Date	10/06/2017	01/03/2018	04/06/2018		07/09/2018		12/22/2017	12/22/2017
Amount Paid Per Share	$0.221000	$0.150000	$0.394300		$0.249300		$1.428000	$1.396000

Ordinary Income:
Qualified Dividend Income for Individuals	75.79%	100.00%	89.45	%*	89.45	%*	99.80%	36.64%
Dividends Qualifying for the Dividends Received
Deduction for Corporations	50.90%	95.73%	52.45	%*	52.45	%*	99.81%	48.70%
Foreign Source Income	—	—	30.55	%*	30.55	%*	—	—
Foreign Taxes Paid Per Share	—	—	0.010264	**	0.006490	**	—	—

*	Expressed as a percentage of the cash distribution grossed up for foreign taxes.
**	The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

Please retain this information for your records.

48

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

September 30, 2018 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees:

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	55	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015, and Board Member of the CFA Society of Stamford, July 2009 to present; Trustee, MainStay Fund Complex[4], June 2015 to December 2015; Trustee, MainStay Fund Complex,[4] January 2016 to present and Chair of the Risk and Compliance Committee.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	66	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	55	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	66	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:

Jan F. van Eck, 1963[5]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President, Chief Executive Officer and Owner of VEAC; Director, President and Chief Executive Officer, VESC; Director, President and Chief Executive Officer, VEARA.	55	Director, National Committee on US-China Relations.

[1]	The address for each Trustee is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds Trust, MainStay Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
49

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

September 30, 2018 (unaudited) (continued)

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 to July 2008).

Henry Glynn, 1983	Assistant Vice President	Since February 2018	Head of ETF Capital Markets Europe of Van Eck Switzerland AG (since 2017); member of the Capital Markets team at Vanguard Group (September 2013 to October 2016).

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018); Chief Compliance Officer of VESC (since October 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Nicholas Jackson, 1974	Assistant Vice President	Since February 2018	Vice President, Business Development of VanEck Australia Pty Ltd. (since August 2013); Business Development Manager NSW, Leveraged Equities Limited (October 2006 to July 2013).

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016) and Assistant Secretary (Since 2008)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 to June 2008); Officer of other investment companies advised by the Adviser.

Matthew McKinnon, 1970	Assistant Vice President	Since February 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. (since February 2018) and Director, Intermediaries and Institutions (July 2013 to February 2018) of VanEck Australia Pty Ltd.; General Manager, Retail Sales, Equities at Perpetual Limited (December 2006 to May 2012).

Arian Neiron, 1979	Vice President	Since February 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd. (since September 2012).

James Parker, 1969	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser (since June 2010); Vice President of JPMorgan Chase & Co. (April 1999 to January 2010).

Adam Phillips, 1970	Vice President	Since February 2018	VanEck Vectors ETFs’ Chief Operating Officer of the Adviser (since 2012).

Philipp Schlegel, 1974	Vice President	Since 2016	Senior Director of Van Eck Switzerland AG (since 2010).

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016) and Secretary and Chief Legal Officer (Since 2014)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
50

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

September 30, 2018 (unaudited)

At a meeting held on June 22, 2018 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the VanEck Vectors Asia ex Japan Equal Weight ETF, Australia Equal Weight ETF, Australia Hedged Equal Weight ETF, Biotech ETF, Brazil Equal Weight ETF, China Equal Weight ETF, Environmental Services ETF, Europe Equal Weight ETF, Europe Hedged Equal Weight ETF, Gaming ETF, Generic Drugs ETF, Germany Equal Weight ETF, Global Chemicals ETF, Hong Kong Equal Weight ETF, India Equal Weight ETF, Italy Equal Weight ETF, Japan Equal Weight ETF, Japan Hedged Equal Weight ETF, Mexico Equal Weight ETF, Morningstar Durable Dividend ETF (formerly Morningstar High Dividend ETF), Morningstar Global Wide Moat ETF, Morningstar International Moat ETF, Morningstar Wide Moat ETF, NDR CMG Long/Flat Allocation ETF, Pharmaceutical ETF, Retail ETF, Russia Equal Weight ETF, Semiconductor ETF, South Africa Equal Weight ETF, South Korea Equal Weight ETF, Spain Equal Weight ETF, Spin-Off ETF, Taiwan Equal Weight ETF and United Kingdom Equal Weight ETF (each, a “Fund” and together, the “Funds”).

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on June 6, 2018. At that meeting, the Trustees discussed the information the Adviser and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance and expenses (for those Funds which had begun operations) of the Funds and the Funds’ peer funds (other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance information for the Funds against their peer groups, the Trustees considered that each Fund seeks to track a different index than the funds in its designated peer group and, therefore, each Fund’s performance will differ from its peers. They also considered the fact that VanEck Vectors NDR CMG Long/Flat Allocation ETF had only recently commenced operations and therefore had a limited operational history that could be used for comparative purposes, since the expense information prepared by Broadridge was based on estimated amounts for the Fund and the performance comparisons provided by Broadridge covered approximately a four month period (October 4, 2017 (the date operations commenced for the Fund) through February 28, 2018). In addition, as noted below, the Trustees reviewed certain performance information for each Fund which was not provided by Broadridge and which did not compare each Fund’s performance to the performance of its peer group. For these and other reasons, the Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and with the Adviser at the June 6, 2018 meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreements, including, where applicable, the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time.

The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance of each of the Funds that had commenced operations prior to the date of the Renewal Meeting (the “Operating Funds”), the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Operating Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any systematic fair value adjustments to the underlying securities. Based on the foregoing, the Trustees concluded that the investment performance of the Operating Funds was satisfactory.

51

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

September 30, 2018 (unaudited) (continued)

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Operating Funds’ expenses and performance to that of other ETFs. The Trustees noted that the information provided showed that each Operating Fund had management fees (after the effect of any applicable fee waiver) below the average and median of its respective peer group of funds, except for each of VanEck Vectors Gaming ETF, Morningstar International Moat ETF and Morningstar Wide Moat ETF, which had management fees (after the effect of any applicable fee waiver) greater than the average and/or median of its peer group of funds. The Trustees also noted that the information provided showed that each Operating Fund had a total expense ratio (after the effect of any applicable expense limitation) below the average and median of its respective peer group of funds, except for each of VanEck Vectors Gaming ETF, Generic Drugs ETF, Morningstar International Moat ETF, Morningstar Wide Moat ETF and NDR CMG Long/Flat Allocation ETF, which had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and median of its peer group of funds. With respect to these Operating Funds, the Trustees reviewed the amount by which these Operating Funds’ management fees and/or total expense ratios (after the effect of any applicable expense limitation) exceeded the average and median of their respective peer groups and information provided by the Adviser providing context for these comparisons. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Operating Funds were reasonable in light of the performance of the Operating Funds and the quality of services received.

The Trustees also considered the benefits, other than the fees under the Investment Management Agreements, received by the Adviser from serving as adviser to the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Operating Fund. The Trustees reviewed each Operating Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees considered the volatility of the asset classes in which certain of the Operating Funds invest, potential variability in the net assets of these Funds and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Operating Funds effectively incorporate the benefits of economies of scale. The Trustees noted that the Adviser has capped expenses on each Operating Fund since its inception. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Operating Fund is reasonable and appropriate in relation to the current asset size of each Operating Fund and the other factors discussed above and that the advisory fee rate for each Operating Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist. The Trustees also determined that the profits earned by the Adviser with respect to the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds.

The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability to the Adviser of VanEck Vectors Asia ex Japan Equal Weight ETF, Australia Equal Weight ETF, Australia Hedged Equal Weight ETF, Brazil Equal Weight ETF, China Equal Weight ETF, Europe Equal Weight ETF, Europe Hedged Equal Weight ETF, Germany Equal Weight ETF, Global Chemicals ETF, Hong Kong Equal Weight ETF, India Equal Weight ETF, Italy Equal Weight ETF, Japan Equal Weight ETF, Japan Hedged Equal Weight ETF, Mexico Equal Weight ETF, Morningstar Durable Dividend ETF (formerly Morningstar High Dividend ETF), Morningstar Global Wide Moat ETF, Russia Equal Weight ETF, South Africa Equal Weight ETF, South Korea Equal Weight ETF, Spain Equal Weight ETF, Taiwan Equal Weight ETF and United Kingdom Equal Weight ETF because the Funds had not yet commenced operations at the time of the Renewal Meeting. The Trustees also could not consider the historical performance or actual management fees or operating expenses of, or the quality of services previously provided to, each of these Funds, although they concluded that the nature, quality and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their June 6, 2018 meeting as part of their consideration of the Investment Management Agreements.

52

In voting to approve the continuation of the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

VanEck Vectors Video Gaming and eSports ETF (the “Fund”)

At a meeting held on June 22, 2018 (the “Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), considered and approved an investment management agreement between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreement”) with respect to the Fund.

The Board’s approval of the Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In advance of the Meeting, the Trustees received materials from the Adviser, including expense information for other funds. The Adviser provided the Trustees with information regarding, among other things, the various aspects of the Fund’s proposed investment program, fee arrangements and service provider arrangements. The Independent Trustees’ consideration of the Investment Management Agreement was based, in part, on their review of information obtained through discussions with the Adviser at the Meeting regarding the management of the Fund, information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others proposed to be involved in the management and administration of the Fund. The Trustees also considered the terms and scope of services that the Adviser would provide under the Investment Management Agreement, including the Adviser’s commitment to waive certain fees and/or pay expenses of the Fund to the extent necessary to prevent the operating expenses of the Fund from exceeding agreed upon limits for a period of at least one year following the effective date of the Fund’s registration statement.

The Trustees considered the benefits, other than the fees under the Investment Management Agreement, that the Adviser would receive from serving as adviser to the Fund. The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability of the Fund to the Adviser because the Fund had not yet commenced operations. In addition, because the Fund had not yet commenced operations, the Trustees could not consider the historical performance or actual management fees or operating expenses of, or the quality of services previously provided to, the Fund by the Adviser, although they concluded that the nature, quality, and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Meeting as part of their consideration of the Investment Management Agreement.

In voting to approve the Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that the Investment Management Agreement is in the best interest of the Fund and the Fund’s shareholders.

53

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the respective Fund’s prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the VanEck Vectors ETF Trust’s (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	INDUAR

ANNUAL REPORT September 30, 2018

VANECK VECTORS®

Morningstar International Moat ETF	MOTI®

Morningstar Wide Moat ETF	MOAT®

NDR CMG Long/Flat Allocation ETF	LFEQ®

Real Asset Allocation ETF	RAAX

800.826.2333	vaneck.com

Certain information contained in this management discussion represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of September 30, 2018.

VANECK VECTORS ETFs

September 30, 2018 (unaudited)

Dear Shareholders:

We are pleased to present this annual report, which affords us the opportunity to provide a review of the economic backdrop for the last 12 months. But first, in light of the many developments that occurred across global markets over that period, we want to reemphasize VanEck’s corporate mission and its implications to you as our valued shareholders.

As you may know, VanEck has a history of looking beyond the financial markets to identify historical, political, and/or technological trends that are likely to create or impact investment opportunities. We were one of the first U.S. asset managers to offer investors access to international markets, which set the tone for our drive to identify promising asset classes and trends. In this respect, our unconventional (at the time) efforts to introduce investors to gold investing in 1968, emerging markets (including China) in 1993, and ETFs in 2006, are now considered mainstream, permanently shaping the investment management industry as we now know it.

Today, we offer both active and passive strategies with compelling exposures supported by well-designed investment processes. Our firm’s capabilities range from strategies designed to strengthen core investment allocations, to more specialized exposures that enhance portfolio diversification and reduce volatility.

Putting clients’ interests first in all market environments is at the heart of the firm’s mission and has been since our founding in 1955. We will, as always, continue to seek out and evaluate the most attractive opportunities for you as shareholders.

As we wrote in our Market Insights research, which can be found at www.vaneck.com/blogs/market-insights, we went into the last stretch of 2017 with rising U.S. interest rates, the “grind trade” in commodities, and the passing of “Old China” and birth of “New China” very much on our minds. We began 2018 by noting that global growth had gone from “ticking up” to “firmly in place” and that, while central banks were tightening, Europe remained “two years” behind the U.S. in this trend and had a trickier task. Further, our base case was for 10-year interest rates to rise to 3.5% with the curve not inverting. In its third longest bull market ever, we remained bullish on U.S. equities in the short-term, but were prepared for a correction. And, finally, we believed that investors should not be underweight commodities as global growth was supporting the bullish “grind trade” narrative from supply cutbacks.

The big shock to this growth story came in the second quarter of 2018, with concerns about European and Chinese growth. This led to U.S. dollar strength, commodity weakness, and emerging markets equity weakness.

We generally hold with our outlook for 2018 from the end of last year: 1) U.S. equities continue in the third longest bull market ever, but earnings are growing and the policy mix is supportive; 2) for commodities, global growth is strong enough and supply limits persist-the bullish “grind trade” continues.

To keep you informed on an ongoing basis, we encourage you to stay in touch with us through the videos, email subscriptions, and research blogs available on our website, www.vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit www.vaneck.com.

1

VANECK VECTORS ETFs

(unaudited) (continued)

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find performance discussions and financial statements for each of the funds for the twelve month period ended September 30, 2018. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
VanEck Vectors ETF Trust

October 10, 2018

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

2

Management Discussion (unaudited)

Morningstar International Moat

Launched over three years ago as a means to capture moat-based opportunities abroad, VanEck Vectors Morningstar International Moat ETF (NYSE Arca: MOTI®) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® Global ex-US Moat Focus IndexSM (MGEUMFUN). The index is intended to track the overall performance of wide and narrow moat rated companies in developed and emerging markets outside the U.S. with sustainable competitive advantages at attractive prices according to Morningstar’s equity research team. The index contains at least 50 stocks reviewed each quarter.

For the 12 month period under review, the Fund returned –1.14%.* Several sectors detracted from performance led by negative returns in the healthcare sector. Of several sectors contributing positively to performance, the utilities sector contributed the most, but together their performance was not sufficient to offset those sectors detracting from performance. While companies in Japan contributed the most to performance, those in Germany detracted the most.

MOTI was assigned an overall 4 star rating from Morningstar in the US Fund Foreign Large Blend category for the period ended September 30, 2018. It was also ranked in the top decile in the category for the three-year period ended September 30, 2018.†

Morningstar Wide Moat

VanEck Vectors Morningstar Wide Moat ETF (NYSE Arca: MOAT®), now over six-years old, seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® Wide Moat Focus IndexSM (MWMFTR). The index targets U.S. companies with sustainable competitive advantages, i.e. “moats,” and attractive valuations in the view of Morningstar’s team of more than 100 equity analysts.1

According to the forward-looking process of Morningstar’s Equity Research group, companies with moats have the potential to create above-average returns for longer periods of time. The index’s approach to investing in U.S. companies with wide economic moats when they are attractively priced has resulted in long-term outperformance versus the broad U.S. equity market.

The Fund returned 17.11%* for the 12 month period under review. The primary driver of performance was the Fund’s exposure to the healthcare sector. In addition, stocks in the consumer discretionary sector contributed solid positive returns. The industrial sector was the single sector to detract from the Fund’s performance and then, only minimally.

MOAT was assigned an overall 4 star rating from MorningstarTM in the US Fund Large Blend category for the period ended September 30, 2018. It was also ranked in the top percentile in the category for the three-year period ended September 30, 2018 based on total return.†

NDR CMG Long/Flat Allocation

VanEck Vectors® NDR CMG Long/Flat Allocation ETF (NYSE Arca: LFEQ®), launched on October 4, 2017, takes a guided allocation approach designed to help investors manage risk in the U.S. equity market. The Fund seeks to track the Ned Davis Research CMG US Large Cap Long/Flat Index (ticker: NDRCMGLF) from Ned Davis Research (NDR), a world-renowned provider of institutional quality research. It is a rules-based index that follows a proprietary model, called Market Pulse, developed by NDR and CMG Capital Management Group, Inc. (CMG).

Market Pulse measures the overall health of the market through an evaluation of market breadth. In this case, market breadth refers to advancing and declining price trends and countertrends at the GICS®2 industry group level. The model computes a robust moving average score daily to capture multi-industry and multi-term trend and countertrend measures to gauge overall market health. It then calculates the score’s directional trend to see if it is improving or declining. Collectively, the score and its directional trend determine the equity allocation of either 100%, 80%, 40%, or 0%. At 0%, the allocation would be entirely to cash.3

By September 30, 2018, the end of the period under review, the Fund had traded for a little under 12 months and was up 13.25%,* with the Fund’s exposure to the U.S. equity market providing the most to its positive return.

3

VANECK VECTORS ETFs

(unaudited) (continued)

The Fund’s allocation to equities changed four times during the period. In light of deteriorating market health, the Fund’s exposure to equites was reduced from 100% to 80% on November 22, 2017.4 However, on December 27, 2017, reacting quickly to increasing market health, the Fund’s allocation to equities returned to 100%.5 On April 10, 2018, negative price action associated with an embattled technology sector and unknowns associated with escalating trade tariffs triggered a trade signal to step incrementally out of the market to an 80% equity allocation.6 On August 29, however, following an improvement in market breadth, the Fund once again allocated to a 100% equity investment.7

*	Returns based on NAV. The performance data quoted represent past performance. Past performance is not a guarantee of future results. Performance information for the Funds reflects temporary waivers of expenses and/or fees. Had the Funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

†	Morningstar Ratings: ©Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating metrics. Past performance is no guarantee of future results. For the overall, 3-year, and 5-year periods ended September 30, 2018, MOAT received 4, 5, and 3 stars and was rated among 1,196, 1,196 1,058 funds, respectively. MOAT was ranked in the top percentile for the 3-year period ended September 30, 2018 or 5 out of 1,196 funds, based on total return. Past performance is no guarantee of future results. For the overall and 3-year periods ended September 30, 2018, MOTI received 4 and 4 stars and was rated among 655 and 655 funds, respectively. MOTI was ranked in the top decile for the 3-year period ended September 30, 2018 or 46 out of 655 funds, based on total return. Past performance is no guarantee of future results.

[1]	Equity analysts referred to are part of Morningstar’s Equity Research group which consists of various wholly-owned subsidiaries of Morningstar, Inc., including but not limited to, Morningstar Research Services LLC.

[2]	Global Industry Classification Standard (GICS®) is a widely accepted equity securities classification system developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s.

[3]	Allocations to equities (long) represented by the S&P 500 Index. The S&P 500® Index consists of 500 widely held U.S. common stocks covering the industrial, utility, financial, and transportation sectors. Allocations to cash (flat) represented by the Solactive 13-week U.S. T-bill Index. The Solactive 13-week U.S. T-bill Index is a rules-based index mirroring the performance of the current U.S. 13-week T-bill.

[4]	VanEck: Guided by Signals: A Strategy for Managing Risk, November 22, 2017, https://www.vaneck.com/blogs/etfs/guided-by-signals-managing-risk/

[5]	VanEck: NDRCMG’s Market PulseTM: Responding to Market Health and Momentum, December 27, 2017, https://www.vaneck.com/blogs/etfs/ndrcmg-market-health-and-momentum/

[6]	VanEck: NDRCMG’s Market PulseTM: De-risking in response to market health, April 10, 2018, https://www.vaneck.com/blogs/etfs/ndrcmg-response-to-market-health/

[7]	VanEck: Market Pulse SignalTM: Trend Moves Equity Allocation to Full Investment, August 29, 2018, https://www.vaneck.com/blogs/allocation/market-pulse-signal-trend-moves-equity-allocation-to-full-investment/
4

VANECK VECTORS MORNINGSTAR INTERNATIONAL MOAT ETF

PERFORMANCE COMPARISON

September 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MGEUMFUN[1]	Share Price	NAV	MGEUMFUN[1]
One Year	(2.07)%	(1.14)%	(0.19)%	(2.07)%	(1.14)%	(0.19)%
Life*	5.36%	5.51%	6.35%	18.30%	18.83%	21.91%
*	Commencement of Fund: 7/13/15; First Day of Secondary Market Trading: 7/14/15.
[1]	Morningstar® Global ex-US Moat Focus IndexSM (MGEUMFUN) is a rules-based index intended to offer exposure to companies that Morningstar, Inc. determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide and narrow moat companies”).

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 8 for more information.

5

VANECK VECTORS MORNINGSTAR WIDE MOAT ETF

PERFORMANCE COMPARISON

September 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MWMFTR[1]	Share Price	NAV	MWMFTR[1]
One Year	17.13%	17.11%	17.70%	17.13%	17.11%	17.70%
Five Year	12.93%	12.97%	13.55%	83.64%	83.97%	88.79%
Life*	15.23%	15.22%	15.80%	148.94%	148.84%	156.99%
*	Commencement of Fund: 4/24/12; First Day of Secondary Market Trading: 4/25/12.
[1]	Morningstar® Wide Moat Focus IndexSM (MWMFTR) is a rules-based index intended to offer exposure to companies that Morningstar, Inc. determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”).

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 8 for more information.

6

VANECK VECTORS NDR CMG LONG/FLAT ALLOCATION ETF

PERFORMANCE COMPARISON

September 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	NDRCMGLF[1]	Share Price	NAV	NDRCMGLF[1]
Life*	13.17%	13.25%	14.00%	13.17%	13.25%	14.00%
*	Commencement of Fund: 10/04/17; First Day of Secondary Market Trading: 10/05/17.
[1]	The Ned Davis Research CMG US Large Cap Long/Flat Index (the “NDR CMG Index”) (NDRCMGLF) is a rules-based index that follows a proprietary model developed by Ned Davis Research, Inc. (“NDR”) in conjunction with CMG Capital Management Group, Inc. (“CMG”). To help limit potential loss associated with adverse market conditions, the model produces trade signals to dictate the NDR CMG Index’s equity allocation ranging from 100% fully invested (i.e., “long”) to 100% in cash (i.e., “flat”). When the NDR CMG Index is long, or 100% fully invested, it will be allocated to the S&P 500 Index. When the NDR CMG Index is flat, or 100% cash, it will be allocated to the Solactive 13-week U.S. T-bill Index. The Solactive 13-week U.S. T-bill Index invests in one 13-week U.S. Treasury bill at a time, and a maximum of five U.S. Treasury bills in a calendar year. When the NDR CMG Index is not completely long or flat, either 80% or 40% of it will be allocated to the S&P 500 Index with the remaining allocated portion (20% or 60%) to the Solactive 13-week U.S. T-bill Index.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 8 for more information.

7

VANECK VECTORS ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Shares may trade at a premium or discount to their NAV in the secondary market.

The net asset value (NAV) of each VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of each fund; it is calculated by taking the total assets of each fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAVs are not necessarily the same as each ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell fund shares at NAV.

Index returns are not Fund returns and do not reflect any management fees or brokerage expenses. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. Index returns assume that dividends have been reinvested.

The Morningstar® Global ex-US Moat Focus IndexSM and Morningstar® Wide Moat Focus IndexSM are published by Morningstar. The Morningstar name and logo are registered trademarks of Morningstar. Morningstar Global ex-US Moat Focus IndexSM and Morningstar Wide Moat Focus IndexSM are service marks of Morningstar. The Ned Davis Research CMG US Large Cap Long/Flat Index is published by Ned Davis Research, Inc. (“NDR”).

Morningstar and NDR are referred to herein as the “Index Providers”. The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

Premium/discount information regarding how often the closing trading price of the Shares of each Fund were above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for each of the four previous calendar quarters and the immediately preceding five years (if applicable) can be found at www.vaneck.com.

8

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2018 to September 30, 2018.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period*
	Value	Value	Ratio	April 1, 2018 —
	April 1, 2018	September 30, 2018	During Period	September 30, 2018
Morningstar International Moat ETF
Actual	$1,000.00	$970.40	0.57%	$2.82
Hypothetical**	$1,000.00	$1,022.21	0.57%	$2.89
Morningstar Wide Moat ETF
Actual	$1,000.00	$1,127.90	0.50%	$2.67
Hypothetical**	$1,000.00	$1,022.56	0.50%	$2.54
NDR CMG Long/Flat Allocation ETF
Actual	$1,000.00	$1,087.80	0.57%	$2.98
Hypothetical**	$1,000.00	$1,022.21	0.57%	$2.89
Real Asset Allocation ETF***
Actual	$1,000.00	$1,008.30	0.55%	$2.63
Hypothetical**	$1,000.00	$1,022.31	0.55%	$2.79
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended September 30, 2018) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
***	Expenses are equal to the Fund’s annualized expense ratio (for the period from April 9, 2018 (commencement of operations) to September 30, 2018) multiplied by the average account value over the period, multiplied by the number of days since commencement of operations divided by the number of days in the fiscal year.

See Notes to Financial Statements

9

VANECK VECTORS MORNINGSTAR INTERNATIONAL MOAT ETF

SCHEDULE OF INVESTMENTS

September 30, 2018

Number of Shares		Value

COMMON STOCKS: 99.2%
Australia: 6.4%
133,212	IOOF Holdings Ltd. #	$784,138
51,516	Magellan Financial Group Ltd. #	1,030,912
46,515	National Australia Bank Ltd. #	934,741
198,926	Platinum Asset Management Ltd. † #	770,341
217,652	TPG Telecom Ltd. #	1,343,879
43,597	Westpac Banking Corp. #	877,614
		5,741,625
Belgium: 1.0%
11,834	KBC Group NV #	880,298
Canada: 7.1%
10,372	Canadian Imperial Bank of Commerce †	971,161
46,933	CI Financial Corp.	744,697
165,722	Comeco Corp.	1,888,508
18,611	National Bank of Canada	928,822
16,779	Nutrien Ltd.	968,109
21,763	TransCanada Corp.	879,881
		6,381,178
China / Hong Kong: 23.5%
3,709,000	Agricultural Bank of China Ltd. #	1,819,774
164,500	Anhui Conch Cement Co. Ltd. #	988,241
389,000	Anta Sports Products Ltd. #	1,857,840
1,752,000	Bank of China Ltd. #	774,450
594,000	Beijing Capital International Airport Co. Ltd. #	720,750
172,000	Beijing Enterprises Holdings Ltd. #	964,406
1,082,000	China Construction Bank Corp. #	946,194
90,500	China Mobile Ltd. #	890,174
425,000	China Shenhua Energy Co. Ltd. #	968,348
108,000	CK Asset Holdings Ltd. #	809,946
127,300	Hongkong Land Holdings Ltd. (USD) #	843,154
2,432,000	Industrial & Commercial Bank of China Ltd. #	1,776,371
615,600	MGM China Holdings Ltd. #	972,308
216,800	Sands China Ltd. #	976,793
9,438	SINA Corp. (USD) *	655,752
118,000	Sun Hung Kai Properties Ltd. #	1,713,195
39,600	Tencent Holdings Ltd. #	1,617,614
48,874	Yum China Holdings, Inc. (USD)	1,715,966
		21,011,276
France: 4.2%
108,184	Orange SA #	1,722,049
24,226	Scor SE #	1,123,590
8,423	Sodexo SA #	893,576
		3,739,215
Germany: 5.4%
18,275	Bayerische Motoren Werke AG #	1,647,047
10,106	HeidelbergCement AG #	789,662
10,925	KION Group AG #	671,066
13,288	Siemens AG #	1,699,710
		4,807,485
Japan: 17.2%
27,500	Calbee, Inc. #	905,749
36,400	Denso Corp. #	1,923,531
9,600	East Japan Railway Co. #	892,011
9,100	FANUC Corp. #	1,712,536
65,100	KDDI Corp. #	1,796,451
Number of Shares		Value

Japan: (continued)
55,100	Kubota Corp. #	$936,392
44,900	LINE Corp. * † #	1,892,223
11,500	Murata Manufacturing Co. Ltd. #	1,767,590
30,400	Nabtesco Corp. #	808,526
6,400	Nidec Corp. #	920,577
20,500	Seven & i Holdings Co. Ltd. #	914,273
31,500	Yaskawa Electric Corp. #	935,874
		15,405,733
Luxembourg: 1.9%
30,278	Millicom International Cellular SA (SEK) #	1,735,340
Mexico: 2.0%
1,087,000	America Movil SAB de CV	874,285
82,300	Grupo Aeroportuario del Pacifico SAB de CV	900,407
		1,774,692
Netherlands: 2.1%
20,874	Koninklijke Philips NV #	951,836
27,071	Royal Dutch Shell Plc #	928,686
		1,880,522
Singapore: 6.2%
729,900	CapitaLand Ltd. #	1,798,789
1,175,500	CapitaLand Mall Trust #	1,911,496
1,157,400	Genting Singapore Ltd. #	897,601
109,000	Oversea-Chinese Banking Corp. Ltd. #	912,546
		5,520,432
South Korea: 2.2%
22,171	Samsung Electronics Co. Ltd. #	927,876
4,221	SK Telecom Co. Ltd. #	1,070,172
		1,998,048
Spain: 2.1%
36,354	Gas Natural SDG SA #	991,392
30,534	Grifols SA #	858,880
		1,850,272
Switzerland: 5.0%
117,701	Credit Suisse Group AG #	1,774,475
3,541	Roche Holding AG #	860,301
114,923	UBS Group AG #	1,823,022
		4,457,798
United Kingdom: 10.8%
121,547	BP Plc #	932,091
43,423	GlaxoSmithKline PCL #	871,270
24,969	Imperial Tobacco Group Plc #	869,303
255,526	Kingfisher Plc #	864,422
2,246,084	Lloyds Banking Group Plc #	1,728,297
125,455	Meggitt Plc #	926,684
141,739	Rolls-Royce Holdings Plc #	1,824,438
42,873	Smiths Group Plc #	835,162
58,361	WPP PLC #	855,098
		9,706,765
United States: 2.1%
241,500	Samsonite International SA (HKD) # Reg S 144A	893,672
16,664	Shire Plc (GBP) #	1,007,272
		1,900,944
Total Common Stocks (Cost: $89,701,227)		88,791,623

See Notes to Financial Statements

10

Number of Shares		Value

PREFERRED STOCKS: 1.0%
Chile: 1.0% (Cost: $973,005)
19,884	Sociedad Quimica y Minera de Chile SA, 4.57%	$910,335
MONEY MARKET FUND: 0.2% (Cost: $144,796)
144,796	Dreyfus Government Cash Management Fund — Institutional Shares	144,796
Total Investments Before Collateral for Securities Loaned: 100.4% (Cost: $90,819,028)		89,846,754

Principal Amount

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 3.8%
Repurchase Agreements: 3.8%
$1,000,000	Repurchase agreement dated 9/28/18 with Citigroup Global Markets, Inc., 2.26%, due 10/1/18, proceeds $1,000,188; (collateralized by various U.S. government and agency obligations, 0.00% to 11.00%, due 10/15/18 to 2/1/57, valued at $1,019,999 including accrued interest)	1,000,000
1,000,000	Repurchase agreement dated 9/28/18 with Daiwa Capital Markets America, Inc., 2.27%, due 10/1/18, proceeds $1,000,189; (collateralized by various U.S. government and agency obligations, 0.00% to 8.88%, due 10/25/18 to 9/9/49, valued at $1,020,000 including accrued interest)	1,000,000
Principal Amount		Value

Repurchase Agreements: (continued)
$1,000,000	Repurchase agreement dated 9/28/18 with Nomura Securities International, Inc., 2.27%, due 10/1/18, proceeds $1,000,189; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 9/30/18 to 8/20/68, valued at $1,020,000 including accrued interest)	$1,000,000
396,272	Repurchase agreement dated 9/28/18 with RBC Capital Markets LLC, 2.25%, due 10/1/18, proceeds $396,346; (collateralized by various U.S. government and agency obligations, 0.00% to 5.71%, due 9/30/18 to 9/9/49, valued at $404,197 including accrued interest)	396,272
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $3,396,272)		3,396,272
Total Investments: 104.2% (Cost: $94,215,300)		93,243,026
Liabilities in excess of other assets: (4.2)%		(3,784,314)
NET ASSETS: 100.0%		$89,458,712

Definitions:
GBP	British Pound
HKD	Hong Kong Dollar
SEK	Swedish Krona
USD	United States Dollar
Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $3,195,748.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $78,264,035 which represents 87.5% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $893,672, or 1.0% of net assets.

See Notes to Financial Statements

11

VANECK VECTORS MORNINGSTAR INTERNATIONAL MOAT ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	16.1%	$14,453,037
Consumer Discretionary	14.1	12,642,756
Consumer Staples	3.0	2,689,325
Energy	6.2	5,597,514
Financials	22.9	20,601,443
Health Care	5.0	4,549,559
Industrials	14.3	12,848,259
Information Technology	4.0	3,631,340
Materials	4.1	3,656,347
Real Estate	7.9	7,076,580
Utilities	2.2	1,955,798
Money Market Fund	0.2	144,796
	100.0%	$89,846,754

The summary of inputs used to value the Fund’s investments as of September 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$5,741,625	$—	$5,741,625
Belgium	—	880,298	—	880,298
Canada	6,381,178	—	—	6,381,178
China / Hong Kong	2,371,718	18,639,558	—	21,011,276
France	—	3,739,215	—	3,739,215
Germany	—	4,807,485	—	4,807,485
Japan	—	15,405,733	—	15,405,733
Luxembourg	—	1,735,340	—	1,735,340
Mexico	1,774,692	—	—	1,774,692
Netherlands	—	1,880,522	—	1,880,522
Singapore	—	5,520,432	—	5,520,432
South Korea	—	1,998,048	—	1,998,048
Spain	—	1,850,272	—	1,850,272
Switzerland	—	4,457,798	—	4,457,798
United Kingdom	—	9,706,765	—	9,706,765
United States	—	1,900,944	—	1,900,944
Preferred Stocks*	910,335	—	—	910,335
Money Market Fund	144,796	—	—	144,796
Repurchase Agreements	—	3,396,272	—	3,396,272
Total	$11,582,719	$81,660,307	$—	$93,243,026

* See Schedule of Investments for geographic sector breakout.

There were no transfers between levels during the year ended September 30, 2018.

See Notes to Financial Statements

12

VANECK VECTORS MORNINGSTAR WIDE MOAT ETF

SCHEDULE OF INVESTMENTS

September 30, 2018

Number of Shares		Value

COMMON STOCKS: 99.9%
Banks: 2.3%
700,378	Wells Fargo & Co.	$36,811,868
Capital Goods: 3.6%
99,203	General Dynamics Corp.	20,308,838
1,388,835	General Electric Co.	15,679,947
148,542	United Technologies Corp.	20,767,657
		56,756,442
Consumer Services: 3.7%
118,147	McDonald’s Corp.	19,764,812
685,761	Starbucks Corp.	38,978,655
		58,743,467
Diversified Financials: 7.3%
192,512	American Express Co.	20,500,603
41,411	BlackRock, Inc.	19,518,247
383,821	Charles Schwab Corp.	18,864,802
552,367	Franklin Resources, Inc.	16,797,480
224,882	State Street Corp.	18,840,614
176,732	T Rowe Price Group, Inc.	19,295,600
		113,817,346
Food, Beverage & Tobacco: 14.4%
989,357	Campbell Soup Co. †	36,240,147
818,848	General Mills, Inc.	35,144,956
381,178	Hershey Co.	38,880,156
906,543	Mondelez International, Inc.	38,945,087
345,707	PepsiCo, Inc.	38,650,043
466,365	Philip Morris International, Inc.	38,027,402
		225,887,791
Health Care Equipment & Services: 15.3%
424,991	AmerisourceBergen Corp.	39,192,670
707,415	Cardinal Health, Inc.	38,200,410
263,982	CVS Caremark Corp.	20,780,663
230,260	Express Scripts Holding Co. *	21,877,003
275,124	McKesson Corp.	36,495,199
419,523	Medtronic Plc	41,268,477
317,001	Zimmer Biomet Holdings, Inc.	41,676,121
		239,490,543
Household & Personal Products: 3.8%
288,409	Colgate-Palmolive Co.	19,308,982
475,092	The Procter and Gamble Co.	39,541,907
		58,850,889
Materials: 2.5%
591,233	Compass Minerals International, Inc.	39,730,858
Media & Entertainment: 8.9%
1,100,136	Comcast Corp.	38,955,816
120,146	Facebook, Inc. *	19,759,211
346,635	John Wiley & Sons, Inc.	21,006,081
423,848	Twenty-First Century Fox, Inc.	19,636,878
351,587	Walt Disney Co.	41,114,584
		140,472,570
Pharmaceuticals, Biotechnology: 16.1%
210,239	Allergan Plc	40,046,325
102,092	Amgen, Inc.	21,162,651
118,748	Biogen Idec, Inc. *	41,954,856
345,640	Bristol-Myers Squibb Co.	21,457,331
216,761	Eli Lilly & Co.	23,260,623
525,788	Gilead Sciences, Inc.	40,596,091
Number of Shares		Value

Pharmaceuticals, Biotechnology: (continued)
301,146	Merck and Co., Inc.	$21,363,297
977,267	Pfizer, Inc.	43,068,157
		252,909,331
Real Estate: 1.2%
134,762	Jones Lang LaSalle, Inc.	19,448,852
Retailing: 3.7%
20,774	Amazon.com, Inc. *	41,610,322
520,419	L Brands, Inc.	15,768,696
		57,379,018
Semiconductor: 5.9%
506,996	Applied Materials, Inc.	19,595,395
433,197	Intel Corp.	20,485,886
189,151	KLA-Tencor Corp.	19,238,548
417,889	Microchip Technology, Inc. †	32,975,621
		92,295,450
Software & Services: 8.7%
199,809	Guidewire Software, Inc. *	20,182,707
174,232	Microsoft Corp.	19,926,914
259,536	Salesforce.com, Inc. *	41,274,010
95,988	ServiceNow, Inc. *	18,778,132
1,914,900	The Western Union Co.	36,497,994
		136,659,757
Utilities: 2.5%
556,960	Dominion Energy, Inc.	39,143,149
Total Common Stocks (Cost: $1,455,417,198)		1,568,397,331

Principal Amount

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 3.9%
Repurchase Agreements: 3.9%
$14,427,548	Repurchase agreement dated 9/28/18 with Citigroup Global Markets, Inc., 2.26%, due 10/1/18, proceeds $14,430,265; (collateralized by various U.S. government and agency obligations, 0.00% to 11.00%, due 10/15/18 to 2/1/57, valued at $14,716,099 including accrued interest)	14,427,548
3,033,561	Repurchase agreement dated 9/28/18 with Credit Agricole CIB, 2.24%, due 10/1/18, proceeds $3,034,127; (collateralized by a U.S. government and agency obligation, 3.00%, due 9/9/49, valued at $3,094,233 including accrued interest)	3,033,561
14,427,548	Repurchase agreement dated 9/28/18 with Daiwa Capital Markets America, Inc., 2.27%, due 10/1/18, proceeds $14,430,277; (collateralized by various U.S. government and agency obligations, 0.00% to 8.88%, due 10/25/18 to 9/9/49, valued at $14,716,099 including accrued interest)	14,427,548

See Notes to Financial Statements

13

VANECK VECTORS MORNINGSTAR WIDE MOAT ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Repurchase Agreements: (continued)
$14,427,548	Repurchase agreement dated 9/28/18 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 2.27%, due 10/1/18, proceeds $14,430,277; (collateralized by various U.S. government and agency obligations, 2.32% to 4.50%, due 2/1/26 to 8/1/48, valued at $14,716,099 including accrued interest)	$14,427,548
14,427,548	Repurchase agreement dated 9/28/18 with Nomura Securities International, Inc., 2.27%, due 10/1/18, proceeds $14,430,277; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 9/30/18 to 8/20/68, valued at $14,716,099 including accrued interest)	14,427,548
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $60,743,753)		60,743,753
Total Investments: 103.8% (Cost: $1,516,160,951)		1,629,141,084
Liabilities in excess of other assets: (3.8)%		(59,041,133)
NET ASSETS: 100.0%		$1,570,099,951

Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $59,289,395.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	9.0%	$140,472,570
Consumer Discretionary	7.4	116,122,485
Consumer Staples	18.2	284,738,680
Financials	9.6	150,629,214
Health Care	31.4	492,399,874
Industrials	3.6	56,756,442
Information Technology	14.6	228,955,207
Materials	2.5	39,730,858
Real Estate	1.2	19,448,852
Utilities	2.5	39,143,149
	100.0%	$1,568,397,331

The summary of inputs used to value the Fund’s investments as of September 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$1,568,397,331	$—	$—	$1,568,397,331
Repurchase Agreements	—	60,743,753	—	60,743,753
Total	$1,568,397,331	$60,743,753	$—	$1,629,141,084

* See Schedule of Investments for industry sector breakouts.

There were no transfers between levels during the year ended September 30, 2018.

See Notes to Financial Statements

14

VANECK VECTORS NDR CMG LONG/FLAT ALLOCATION ETF

SCHEDULE OF INVESTMENTS

September 30, 2018

Number of Shares		Value

EXCHANGE TRADED FUND: 99.7% (Cost: $49,848,504)
195,103	Vanguard S&P 500 ETF	$52,102,256
Total Exchange Traded Funds: 99.7% (Cost: $49,848,504)		52,102,256
Other assets less liabilities: 0.3%		141,115
NET ASSETS: 100.0%		$52,243,371

Summary of Investments by Sector	% of Investments	Value
Exchange Traded Fund	100.0%	$52,102,256

The summary of inputs used to value the Fund’s investments as of September 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Fund	$52,102,256	$—	$—	$52,102,256

There were no transfers between levels during the period ended September 30, 2018.

See Notes to Financial Statements

15

VANECK VECTORS REAL ASSET ALLOCATION ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2018

Number of Shares		Value

EXCHANGE TRADED FUNDS: 34.0%
56,775	Global X MLP & Energy Infrastructure ETF	$758,514
40,642	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	762,850
11,588	VanEck Vectors Agribusiness ETF ‡	761,332
30,145	VanEck Vectors Oil Services ETF ‡	759,353
44,313	VanEck Vectors Unconventional Oil & Gas ETF ‡	760,854
17,089	Vanguard Real Estate ETF	1,378,740
Total Exchange Traded Funds (Cost: $5,122,889)		5,181,643
Principal Amount		Value

SHORT-TERM INVESTMENTS: 66.0%
United States Treasury Obligations: 66.0% (Cost: $10,056,372)
$10,099,000	United States Treasury Bill 0.00%, 12/13/18 ^	$10,055,637
Total Investments: 100.0% (Cost: $15,179,261)		15,237,280
Liabilities in excess of other assets: (0.0)%		(3,278)
NET ASSETS: 100.0%		$15,234,002

Footnotes:
‡	Affiliated issuer — as defined under the Investment Company Act of 1940.
^	Zero Coupon Bond

A summary of the Fund’s transactions in securities of affiliates for the period ended September 30, 2018 is set forth below:

						Net Change
						in Unrealized
	Value		Sales	Realized	Dividend	Appreciation	Value
Affiliates	04/09/18(a)	Purchases	Proceeds	Gain (Loss)	Income	(Depreciation)	09/30/18
VanEck Vectors Agribusiness ETF	$—	$3,641,513	$(2,943,728)	$43,121	$—	$20,426	$761,332
VanEck Vectors Coal ETF	—	644,536	(657,184)	12,648	—	—	—
VanEck Vectors Gold Miners ETF	—	389,054	(389,043)	(11)	—	—	—
VanEck Vectors Oil Services ETF	—	1,260,188	(529,412)	12,726	—	15,851	759,353
VanEck Vectors Steel ETF	—	895,334	(902,711)	7,377	—	—	—
VanEck Vectors Unconventional Oil & Gas ETF	—	899,413	(172,517)	5,876	—	28,082	760,854
	$—	$7,730,038	$(5,594,595)	$81,737	$—	$64,359	$2,281,539

(a)	Commencement of Operations

Summary of Investments by Sector	% of Investments	Value
Agribusiness Equities	5.0%	$761,332
Diversified Commodities Futures	5.0	762,850
Government	66.0	10,055,637
Master Limited Partnerships	5.0	758,514
Oil Services Equities	5.0	759,353
Unconventional Oil & Gas Equities	5.0	760,854
US Real Estate Investment Trusts	9.0	1,378,740
	100.0%	$15,237,280

The summary of inputs used to value the Fund’s investments as of September 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Funds	$5,181,643	$—	$—	$5,181,643
United States Treasury Obligation	—	10,055,637	—	10,055,637
Total	$5,181,643	$10,055,637	$—	$15,237,280

There were no transfers between levels during the period ended September 30, 2018.

See Notes to Financial Statements

16

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2018

	Morningstar International Moat ETF	Morningstar Wide Moat ETF	NDR CMG Long/Flat Allocation ETF	Real Asset Allocation ETF (a)
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$89,846,754	$1,568,397,331	$52,102,256	$12,955,741
Affiliated issuers (3)	—	—	—	2,281,539
Short-term investments held as collateral for securities loaned (4)	3,396,272	60,743,753	—	—
Cash	—	—	—	78,731
Cash denominated in foreign currency, at value (5)	36,098	—	—	—
Receivables:
Investment securities sold	10,789	—	—	5,765,056
Shares sold	—	—	—	—
Dividends and interest	272,589	2,610,909	197,144	—
Prepaid expenses	875	16,100	1,280	23
Total assets	93,563,377	1,631,768,093	52,300,680	21,081,090

Liabilities:
Payables:
Investment securities purchased	10,790	—	—	5,801,574
Collateral for securities loaned	3,396,272	60,743,753	—	—
Line of credit	581,924	—	—	—
Shares redeemed	—	271	741	—
Due to Adviser	5,949	582,053	12,659	5,637
Due to custodian	30,494	100,804	12,351	—
Deferred Trustee fees	294	38,343	27	—
Accrued expenses	78,942	202,918	31,531	39,877
Total liabilities	4,104,665	61,668,142	57,309	5,847,088
NET ASSETS	$89,458,712	$1,570,099,951	$52,243,371	$15,234,002
Shares outstanding	2,700,000	33,600,000	1,850,000	600,000
Net asset value, redemption and offering price per share	$33.13	$46.73	$28.24	$25.39

Net assets consist of:
Aggregate paid in capital	$88,390,518	$1,590,890,015	$50,086,416	$15,300,049
Total distributable earnings (loss) (b)	1,068,194	(20,790,064)	2,156,955	(66,047)
	$89,458,712	$1,570,099,951	$52,243,371	$15,234,002
(1) Value of securities on loan	$3,195,748	$59,289,395	$—	$—
(2) Cost of investments – Unaffiliated issuers	$90,819,028	$1,455,417,198	$49,848,504	$12,975,229
(3) Cost of investments – Affiliated issuers	$—	$—	$—	$2,204,032
(4) Cost of short-term investments held as collateral for securities loaned	$3,396,272	$60,743,753	$—	$—
(5) Cost of cash denominated in foreign currency	$39,849	$—	$—	$—

(a)	Represents Consolidated Statement of Assets and Liabilities
(b)	Effective in the current reporting period, the aggregate of Net unrealized appreciation (depreciation), Undistributed (accumulated) net investment income (loss), and Accumulated net realized gain (loss) are reported as Total distributable earnings (loss). See Note 2 - I.

See Notes to Financial Statements

17

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2018

	Morningstar International Moat ETF	Morningstar Wide Moat ETF	NDR CMG Long/Flat Allocation ETF (a)	Real Asset Allocation ETF (b)
Income:
Dividends	$3,277,408	$30,392,873	$460,738	$40,567
Interest	—	—	45,850	7,565
Securities lending income	30,710	174,257	195	—
Foreign taxes withheld	(297,714)	—	—	—
Total income	3,010,404	30,567,130	506,783	48,132

Expenses:
Management fees	464,489	6,318,356	117,810	12,767
Professional fees	91,690	135,477	40,418	28,080
Insurance	663	12,410	38	7
Trustees’ fees and expenses	2,658	52,673	810	100
Reports to shareholders	27,195	117,092	24,587	7,180
Indicative optimized portfolio value fee	4,946	5,040	4,321	2,542
Custodian fees	32,641	39,402	727	430
Registration fees	13,093	36,845	5,041	2,335
Transfer agent fees	2,404	2,425	2,400	2,341
Fund accounting fees	13,165	81,975	1,179	139
Interest	9,287	52,566	3,473	140
Other	9,293	40,626	2,201	708
Total expenses	671,524	6,894,887	203,005	56,769
Waiver of management fees	(142,009)	—	(69,942)	(12,767)
Expenses assumed by the Adviser	—	—	—	(24,039)
Net expenses	529,515	6,894,887	133,063	19,963
Net investment income	2,480,889	23,672,243	373,720	28,169

Net realized gain (loss) on:
Investments – unaffiliated issuers	571,568	(18,302,491)	(450,517)	(377,510)
Investments – affiliated issuers	—	—	—	81,737
In-kind redemptions	2,009,469	168,859,745	296,565	100,869
Foreign currency transactions and foreign denominated assets and liabilities	(18,874)	—	—	—
Net realized gain (loss)	2,562,163	150,557,254	(153,952)	(194,904)

Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated issuers	(7,377,345)	45,206,643	2,253,752	(6,340)
Investments – affiliated issuers	—	—	—	64,359
Foreign currency transactions and foreign denominated assets and liabilities	(5,184)	—	—	—
Net change in unrealized appreciation (depreciation)	(7,382,529)	45,206,643	2,253,752	58,019
Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,339,477)	$219,436,140	$2,473,520	$(108,716)

(a)	For the period October 4, 2017 (commencement of operations) through September 30, 2018.
(b)	Represents Consolidated Statement of Operations for the period April 9, 2018 (commencement of operations) through September 30, 2018.

See Notes to Financial Statements

18

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19

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Morningstar International Moat ETF		Morningstar Wide Moat ETF

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Operations:
Net investment income	$2,480,889	$1,232,784	$23,672,243	$14,690,691
Net realized gain (loss)	2,562,163	3,732,310	150,557,254	123,090,627
Net change in unrealized appreciation (depreciation)	(7,382,529)	5,937,074	45,206,643	40,676,068
Net increase (decrease) in net assets resulting from operations	(2,339,477)	10,902,168	219,436,140	178,457,386

Distributions to shareholders: (a)
Dividends and Distributions	(4,302,150)	(407,000)	(14,227,200)	(9,710,400)

Share transactions:**
Proceeds from sale of shares	36,581,651	58,380,932	810,390,744	698,870,832
Cost of shares redeemed	(22,112,323)	—	(731,950,653)	(334,524,711)
Increase in net assets resulting from share transactions	14,469,328	58,380,932	78,440,091	364,346,121
Total increase in net assets	7,827,701	68,876,100	283,649,031	533,093,107
Net Assets, beginning of period	81,631,011	12,754,911	1,286,450,920	753,357,813
Net Assets, end of period (b)	$89,458,712	$81,631,011	$1,570,099,951	$1,286,450,920

** Shares of Common Stock Issued (no par value)
Shares sold	1,050,000	1,850,000	18,200,000	18,300,000
Shares redeemed	(650,000)	—	(16,500,000)	(8,550,000)
Net increase	400,000	1,850,000	1,700,000	9,750,000

*	Commencement of operations
(a)	Effective in the current reporting period, it is no longer required to separately present distributions from net investment income and distributions from net realized capital gains. See Note 2 - D.
(b)	Effective in the current reporting period, disclosure of undistributed net income is no longer required. See Note 2 - D.
(c)	Represents Consolidated Statement of Changes in Net Assets

See Notes to Financial Statements

20

NDR CMG Long/Flat Allocation ETF	Real Asset Allocation ETF (c)
For the Period October 4, 2017* through September 30, 2018	For the Period April 9, 2018* through September 30, 2018

$373,720	$28,169
(153,952)	(194,904)
2,253,752	58,019
2,473,520	(108,716)

(20,000)	—

58,909,959	17,901,395
(9,120,108)	(2,558,677)
49,789,851	15,342,718
52,243,371	15,234,002
—	—
$52,243,371	$15,234,002

2,200,001	700,001
(350,001)	(100,001)
1,850,000	600,000

See Notes to Financial Statements

21

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Morningstar International Moat ETF
	For the Year Ended September 30,			For the Period July 13, 2015(a) through September 30,
	2018	2017	2016	2015
Net asset value, beginning of period	$35.49	$28.34	$26.48	$30.17
Income from investment operations:
Net investment income	0.91 (b)	0.93 (b)	0.76	0.18
Net realized and unrealized gain (loss) on investments	(1.27)	6.59	1.33		(3.87)
Total from investment operations	(0.36)	7.52	2.09		(3.69)
Less:
Dividends from net investment income	(0.98)	(0.37)	(0.23)	—
Distributions from net realized capital gains	(1.02)	—	—	—
Total dividends and distributions	(2.00)	(0.37)	(0.23)	—
Net asset value, end of period	$33.13	$35.49	$28.34	$26.48
Total return (c)	(1.14)%	26.91%	7.91%	(12.23	)%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$89,459	$81,631	$12,755	$10,591
Ratio of gross expenses to average net assets	0.72%	0.84%	1.62%	2.49	%(e)
Ratio of net expenses to average net assets	0.57%	0.56%	0.56%	0.56	%(e)
Ratio of net expenses to average net assets excluding interest expense	0.56%	0.56%	0.56%	0.56	%(e)
Ratio of net investment income to average net assets	2.67%	2.92%	2.99%	3.27	%(e)
Portfolio turnover rate (f)	112%	129%	168%	54	%(d)

	Morningstar Wide Moat ETF
	For the Year Ended September 30,
	2018	2017	2016	2015		2014
Net asset value, beginning of year	$40.33	$34.01	$27.96	$31.27		$27.09
Income from investment operations:
Net investment income	0.73 (b)	0.53 (b)	0.48	0.57		0.37
Net realized and unrealized gain (loss) on investments	6.13	6.20	6.19		(3.46)	4.04
Total from investment operations	6.86	6.73	6.67		(2.89)	4.41
Less:
Dividends from net investment income	(0.46)	(0.41)	(0.62)		(0.42)	(0.23)
Net asset value, end of year	$46.73	$40.33	$34.01	$27.96		$31.27
Total return (c)	17.11%	19.96%	24.23%		(9.41)%	16.35%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,570,100	$1,286,451	$753,358	$742,364		$853,616
Ratio of gross expenses to average net assets	0.49%	0.48%	0.50%		0.50%	0.50%
Ratio of net expenses to average net assets	0.49%	0.48%	0.49%		0.49%	0.49%
Ratio of net expenses to average net assets excluding interest expense	0.49%	0.48%	0.49%		0.49%	0.49%
Ratio of net investment income to average net assets	1.69%	1.42%	1.44%		1.88%	1.63%
Portfolio turnover rate (f)	56%	53%	178%		14%	15%

(a)	Commencement of operations
(b)	Calculated based upon average shares outstanding
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

22

	NDR CMG Long/Flat Allocation ETF
	For the Period October 4, 2017(a) through September 30, 2018
Net asset value, beginning of period	$25.03
Income from investment operations:
Net investment income (b)	0.42
Net realized and unrealized gain on investments	2.89
Total from investment operations	3.31
Less:
Dividends from net investment income		(0.10)
Net asset value, end of period	$28.24
Total return (c)	13.25	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$52,243
Ratio of gross expenses to average net assets (f)	0.86	%(e)
Ratio of net expenses to average net assets (f)	0.56	%(e)
Ratio of net expenses to average net assets excluding interest expense (f)	0.55	%(e)
Ratio of net investment income to average net assets	1.58	%(e)
Portfolio turnover rate (g)	28	%(d)

	Real Asset Allocation ETF(h)
	For the Period April 9, 2018(a) through September 30, 2018
Net asset value, beginning of period	$25.18
Income from investment operations:
Net investment income (b)	0.10
Net realized and unrealized gain on investments	0.11
Total from investment operations	0.21
Net asset value, end of period	$25.39
Total return (c)	0.83	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$15,234
Ratio of gross expenses to average net assets (f)	1.57	%(e)
Ratio of net expenses to average net assets (f)	0.55	%(e)
Ratio of net expenses to average net assets excluding interest expense (f)	0.55	%(e)
Ratio of net investment income to average net assets	0.78	%(e)
Portfolio turnover rate (g)	130	%(d)

(a)	Commencement of operations
(b)	Calculated based upon average shares outstanding
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not Annualized
(e)	Annualized
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(g)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(h)	Represents Consolidated Financial Highlights

See Notes to Financial Statements

23

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2018

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of September 30, 2018, offers fifty-five investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Morningstar International Moat ETF, Morningstar Wide Moat ETF, NDR CMG Long/Flat Allocation ETF, and Real Asset Allocation ETF, (each a “Fund” and, together, the “Funds”). Each Fund, except for Real Asset Allocation ETF, was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index sponsored, licensed or managed by Morningstar, Inc. or Ned Davis Research, Inc. The Real Asset Allocation ETF seeks to achieve its investment objective by investing primarily in exchange traded products (the “ETPs”) that provide exposure to real assets, which include commodities, real estate, natural resources, and infrastructure, using a proprietary, rules-based real asset allocation model.

The indices of the Funds designed to track an index are presented below:

Fund	Index
Morningstar International Moat ETF	Morningstar® Global ex-US Moat Focus IndexSM(1)
Morningstar Wide Moat ETF	Morningstar® Wide Moat Focus IndexSM(1)
NDR CMG Long/Flat Allocation ETF	Ned Davis Research CMG US Large Cap Long/Flat Index(2)

(1) Published by Morningstar, Inc.

(2) Published by Ned Davis Research, Inc.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. The Pricing Committee of the Van Eck Associate Corporation (the “Adviser”) provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation
24

policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments where transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Real Asset Allocation ETF invests in certain ETPs through a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s investment in the Subsidiary may not exceed 25% of the value of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. Consolidated financial statements of the Fund present the financial position and results of operations for the Fund and its wholly-owned Subsidiary. All interfund account balances and transactions between the Fund and Subsidiary have been eliminated in consolidation.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

Effective in the current reporting period, it is no longer required to separately present distributions from net investment income and distributions from net realized capital gains. Additionally, undistributed net investment income included in net assets is no longer disclosed separately in the Statement of Changes in Net Assets. The September 30, 2017 sources of distributions and undistributed net investment income were as follows:

Fund	Dividends to shareholders: Dividends from net investment income	Undistributed net investment income
Morningstar International Moat ETF	$407,000	$1,245,849
Morningstar Wide Moat ETF	9,710,400	12,305,911
25

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

E.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

F.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of September 30, 2018 are reflected in the Schedules of Investments.

H.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at September 30, 2018 is presented in the Schedules of Investments. Refer to related disclosures in Note 2G (Repurchase Agreements) and Note 9 (Securities Lending).

I.	Components of Capital—Effective with the current reporting period, net unrealized appreciation, undistributed net investment income, and accumulated net realized gain (loss) are all included in Total distributable earnings in the Statement of Assets and Liabilities.

J.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—Van Eck Associates Corporation (“VEAC”) is the investment adviser to the Morningstar International Moat ETF, Morningstar Wide Moat ETF and NDR CMG Long/Flat ETF. Van Eck Absolute Return Advisers Corporation (“VEARA”) is the investment adviser to the Real Asset Allocation ETF and its Cayman Subsidiary. VEARA is a wholly-owned subsidiary of VEAC, and collectively with VEAC is referred

26

to as the “Adviser.” The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, until at least February 1, 2019 (February 1, 2020 for Real Asset Allocation ETF), to waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding expense limitations listed in the table below.

The current management fee rate and expense limitations for the year ended September 30, 2018, are as follows:

Fund	Management Fee Rate	Expense Limitations
Morningstar International Moat ETF	0.50%	0.56%
Morningstar Wide Moat ETF	0.45	0.49
NDR CMG Long/Flat Allocation ETF	0.50	0.55
Real Asset Allocation ETF	0.50	0.55

Refer to Statements of Operations for the amounts waived/assumed by the Adviser.

The Adviser reduces the management fees it charges the Funds by the amount it collects for management fees from affiliated underlying fund investments. For the year ended September 30, 2018, the Adviser reduced management fees charged by $7,791 due to affiliated investments held in the Real Asset Allocation ETF.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (“the Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the year ended September 30, 2018, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Morningstar International Moat ETF	$103,418,621	$104,445,412
Morningstar Wide Moat ETF	780,416,554	786,436,486
NDR CMG Long/Flat Allocation ETF	6,860,231	6,647,912
Real Asset Allocation ETF	8,885,422	15,205,489

*	Represents consolidated cost of investments purchased and proceeds from investments sold.

Note 5—Income Taxes—As of September 30, 2018, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) of investments owned were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Morningstar International Moat ETF	$94,602,385	$2,771,015	$(4,130,373)	$(1,359,359)
Morningstar Wide Moat ETF	1,516,357,924	148,480,776	(35,697,629)	112,783,147
NDR CMG Long/Flat Allocation ETF	49,848,504	2,253,752	—	2,253,752
Real Asset Allocation ETF	15,184,261	77,507	(19,864)	57,643

At September 30, 2018, the components of distributable earnings (loss) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Realized Gains / Accumulated Capital (Losses)	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)	Total Distributable Earnings
Morningstar International Moat ETF	$2,432,230	$—	$(294)	$(1,363,742)	$1,068,194
Morningstar Wide Moat ETF	19,655,847	(153,190,715)	(38,343)	112,783,147	(20,790,064)
NDR CMG Long/Flat Allocation ETF	353,747	(450,517)	(27)	2,253,752	2,156,955
Real Asset Allocation ETF	33,336	(157,401)	(1)	58,019	(66,047)
27

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

The tax character of dividends paid to shareholders during the years ended September 30, 2018 and September 30, 2017 was as follows:

	2018 Dividends and Distributions		2017 Dividends
Fund	Ordinary Income*	Long-term Capital Gains	Ordinary Income
Morningstar International Moat ETF	$4,016,200	$285,950	$407,000
Morningstar Wide Moat ETF	14,227,200	—	9,710,400
NDR CMG Long/Flat Allocation ETF	20,000	—	—

*	Includes short-term capital gains (if any)

At September 30, 2018, the following Funds had capital loss carryforwards available to offset future capital gains:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
Morningstar Wide Moat ETF	$(91,283,694)	$(61,907,021)	$(153,190,715)
NDR CMG Long/Flat Allocation ETF	(450,517)	—	(450,517)
Real Asset Allocation ETF	(157,401)	—	(157,401)

During the period ended September 30, 2018 as a result of permanent book to tax differences, primarily due to the treatment of income and capital gains associated with fund redemptions and the treatment of the tax gains / losses on in-kind redemptions, the Funds incurred reclassification between distributable earnings / (loss) and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Distributable Earnings / (Loss)	Increase (Decrease) in Aggregate Paid in Capital
Morningstar International Moat ETF	$(2,117,214)	$2,117,214
Morningstar Wide Moat ETF	(171,284,902)	171,284,902
NDR CMG Long/Flat Allocation ETF	(296,565)	296,565
Real Asset Allocation ETF	42,669	(42,669)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, certain Funds may be subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended September 30, 2018, the Funds did not incur any interest or penalties.

Note 6—Capital Share Transactions—As of September 30, 2018, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”), consisting of 50,000 shares, or multiples thereof.

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit at the Custodian for the benefit of the Funds, collateral consisting of cash in the form of U.S. dollars at least equal to 115% of the daily marked to market value of the missing Deposit Securities.

28

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to The Bank of New York Mellon. In addition, the Funds may impose certain variable fees for creations and redemptions with respect to transactions in Creation Units for cash, or on transactions effected outside the clearing process, which are treated as increases in capital. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

For the year ended September 30, 2018, the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Morningstar International Moat ETF	$35,475,985	$21,373,621
Morningstar Wide Moat ETF	808,020,528	716,842,311
NDR CMG Long/Flat Allocation ETF	58,910,702	9,120,639
Real Asset Allocation ETF	14,200,108	2,549,100

This table represents the accumulation of each Fund’s daily net in-kind shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect shareholder transactions including any cash component of the transactions.

Note 7—Principal Risks—Each Fund is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. Certain Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

NDR CMG Long/Flat Allocation ETF may invest in shares of other funds, including ETFs, that track the S&P 500 Index. As a result, the Fund will indirectly be exposed to the risks of an investment in the underlying funds. Shares of other funds have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of the Fund’s shares is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of such funds’ shares may differ from the net asset value of the particular fund.

Real Asset Allocation ETF may concentrate its investments in ETPs that invest directly in, or have exposure to, equity and debt securities, as well as indirectly in real asset categories such as commodities, real estate, natural resources and infrastructure. Such investments may subject the ETPs to greater volatility than investments in traditional securities. The Fund is dependent on the performance of underlying funds and is subject to the risks of those funds. Changes in laws or government regulations by the United States and/or the Cayman Islands could adversely affect the operations of the Fund.

A more complete description of risks is included in each Fund’s prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on

29

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral at September 30, 2018 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

The following table presents repurchase agreements held as collateral by type of security on loan as of September 30, 2018:

Gross Amount of Recognized Liabilities for Securities Loaned in the Statements of Assets and Liabilities*
Fund	Equity Securities
Morningstar International Moat ETF	$3,396,272
Morningstar Wide Moat ETF	60,743,753

*	Remaining contractual maturity of the agreements: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended September 30, 2018, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of September 30, 2018
Morningstar International Moat ETF	267	$368,384	3.07%	$ 581,924
Morningstar Wide Moat ETF	285	2,234,455	2.96	—
Real Asset Allocation ETF	4	349,547	3.32	—

Note 11—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. Offsets to custodian expense, if any, are reflected in custody fees in the Statements of Operations.

Note 12—Recent Accounting Pronouncements—The Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), a final guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. Entities will no longer be required to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy. Public companies will be required to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years beginning after 15 December 2019 and for interim periods within those fiscal years. Early adoption is permitted of either the entire standard or only the provisions that eliminate or modify the requirements. Management is currently evaluating the potential impact of this new guidance to the financial statements.

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

30

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck Vectors ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to VanEck Vectors Real Asset Allocation ETF) of VanEck Vectors Morningstar International Moat ETF, VanEck Vectors Morningstar Wide Moat ETF, VanEck Vectors NDR CMG Long/Flat Allocation ETF and VanEck Vectors Real Asset Allocation ETF (collectively referred to as the “Funds”) (four of the funds constituting VanEck Vectors ETF Trust (the “Trust”)), including the schedules of investments (consolidated as it relates to VanEck Vectors Real Asset Allocation ETF), as of September 30, 2018, and the related statements of operations (consolidated as it relates to VanEck Vectors Real Asset Allocation ETF), changes in net assets (consolidated as it relates to VanEck Vectors Real Asset Allocation ETF), and the financial highlights (consolidated as it relates to VanEck Vectors Real Asset Allocation ETF) for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position (consolidated as it relates to VanEck Vectors Real Asset Allocation ETF) of each of the Funds (four of the funds constituting VanEck Vectors ETF Trust) at September 30, 2018, and the results of their operations (consolidated as it relates to VanEck Vectors Real Asset Allocation ETF), changes in net assets (consolidated as it relates to VanEck Vectors Real Asset Allocation ETF) and financial highlights (consolidated as it relates to VanEck Vectors Real Asset Allocation ETF) for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the VanEck Vectors ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights

Morningstar International Moat ETF	For the year ended September 30, 2018	For each of the two years in the period ended September 30, 2018	For each of the three years in the period ended September 30, 2018 and the period from July 13, 2015 (commencement of operations) through September 30, 2015

Morningstar Wide Moat ETF	For the year ended September 30, 2018	For each of the two years in the period ended September 30, 2018	For each of the five years in the period ended September 30, 2018

NDR CMG Long/Flat Allocation ETF	For the period October 4, 2017 (commencement of operations) through September 30, 2018	For the period October 4, 2017 (commencement of operations) through September 30, 2018	For the period October 4, 2017 (commencement of operations) through September 30, 2018

Real Asset Allocation ETF	For the period April 9, 2018 (commencement of operations) through September 30, 2018	For the period April 9, 2018 (commencement of operations) through September 30, 2018	For the period April 9, 2018 (commencement of operations) through September 30, 2018

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

31

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, NY
November 20, 2018

32

VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The information set forth below relates to distributions paid during each Fund’s current fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.

Accordingly, the information needed by shareholders for calendar year 2018 income tax purposes will be sent to them in early 2019. Please consult your tax advisor for proper treatment of this information.

Additionally, Morningstar International Moat ETF hereby designates an additional $317,302 of long term capital gains for the taxable year ended September 30, 2018.

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2018:

	Morningstar International Moat ETF		Morningstar Wide Moat ETF	NDR CMG Long/Flat Allocation ETF
Record Date	12/19/2017		12/19/2017	12/28/2017
Ex Date	12/18/2017		12/18/2017	12/27/2017
Payable Date	12/22/2017		12/22/2017	01/03/2018

Ordinary Income Amount Paid Per Share	$1.900913	(a)	$0.456000	$0.100000

Long-term Capital Gains Paid Per Share	$0.133000		$—	$—

Ordinary Income:
Qualified Dividend Income for Individuals	24.07	%*	98.92%	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	—		95.59%	100.00%
Foreign Source Income	33.74	%*	—	—
Foreign Taxes Paid Per Share	0.032913	**	—	—

(a)	Amount paid includes ordinary income of $0.977000 per share, short-term capital gains of $0.891000 per share and foreign taxes of $0.032913 per share.
*	Expressed as a percentage of the cash distribution grossed up for foreign taxes.
**	The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

Please retain this information for your records.

33

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

September 30, 2018 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees:

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	55	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015, and Board Member of the CFA Society of Stamford, July 2009 to present; Trustee, MainStay Fund Complex[4], June 2015 to December 2015; Trustee, MainStay Fund Complex,[4] January 2016 to present and Chair of the Risk and Compliance Committee.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	66	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/ Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	55	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	66	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:

Jan F. van Eck, 1963[5]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President, Chief Executive Officer and Owner of VEAC; Director, President and Chief Executive Officer, VESC; Director, President and Chief Executive Officer, VEARA.	55	Director, National Committee on US-China Relations.

[1]	The address for each Trustee is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds Trust, MainStay Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
34

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VESC and VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of VEAC (since 2008); Manager (Portfolio Administration) of VEAC, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for VEAC; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of VEAC, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 to July 2008).

Henry Glynn, 1983	Assistant Vice President	Since February 2018	Head of ETF Capital Markets Europe of Van Eck Switzerland AG (since 2017); member of the Capital Markets team at Vanguard Group (September 2013 to October 2016).

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of VEAC and VEARA (since January 2018); Chief Compliance Officer of VESC (since October 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Nicholas Jackson, 1974	Assistant Vice President	Since February 2018	Vice President, Business Development of VanEck Australia Pty Ltd. (since August 2013); Business Development Manager NSW, Leveraged Equities Limited (October 2006 to July 2013).

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of VEAC and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016) and Assistant Secretary (Since 2008)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of VEAC, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 to June 2008); Officer of other investment companies advised by the Adviser.

Matthew McKinnon, 1970	Assistant Vice President	Since February 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. (since February 2018) and Director, Intermediaries and Institutions (July 2013 to February 2018) of VanEck Australia Pty Ltd.; General Manager, Retail Sales, Equities at Perpetual Limited (December 2006 to May 2012).

Arian Neiron, 1979	Vice President	Since February 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd. (since September 2012).

James Parker, 1969	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of VEAC (since June 2010); Vice President of JPMorgan Chase & Co. (April 1999 to January 2010).

Adam Phillips, 1970	Vice President	Since February 2018	VanEck Vectors ETFs’ Chief Operating Officer of VEAC (since 2012).

Philipp Schlegel, 1974	Vice President	Since 2016	Senior Director of Van Eck Switzerland AG (since 2010).

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016) and Secretary and Chief Legal Officer (Since 2014)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of VEAC, VESC and VEARA; Officer of other investment companies advised by the Adviser.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
35

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

September 30, 2018 (unaudited)

At a meeting held on June 22, 2018 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the VanEck Vectors Asia ex Japan Equal Weight ETF, Australia Equal Weight ETF, Australia Hedged Equal Weight ETF, Biotech ETF, Brazil Equal Weight ETF, China Equal Weight ETF, Environmental Services ETF, Europe Equal Weight ETF, Europe Hedged Equal Weight ETF, Gaming ETF, Generic Drugs ETF, Germany Equal Weight ETF, Global Chemicals ETF, Hong Kong Equal Weight ETF, India Equal Weight ETF, Italy Equal Weight ETF, Japan Equal Weight ETF, Japan Hedged Equal Weight ETF, Mexico Equal Weight ETF, Morningstar Durable Dividend ETF (formerly Morningstar High Dividend ETF), Morningstar Global Wide Moat ETF, Morningstar International Moat ETF, Morningstar Wide Moat ETF, NDR CMG Long/Flat Allocation ETF, Pharmaceutical ETF, Retail ETF, Russia Equal Weight ETF, Semiconductor ETF, South Africa Equal Weight ETF, South Korea Equal Weight ETF, Spain Equal Weight ETF, Spin-Off ETF, Taiwan Equal Weight ETF and United Kingdom Equal Weight ETF (each, a “Fund” and together, the “Funds”).

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on June 6, 2018. At that meeting, the Trustees discussed the information the Adviser and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance and expenses (for those Funds which had begun operations) of the Funds and the Funds’ peer funds (other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance information for the Funds against their peer groups, the Trustees considered that each Fund seeks to track a different index than the funds in its designated peer group and, therefore, each Fund’s performance will differ from its peers. They also considered the fact that VanEck Vectors NDR CMG Long/Flat Allocation ETF had only recently commenced operations and therefore had a limited operational history that could be used for comparative purposes, since the expense information prepared by Broadridge was based on estimated amounts for the Fund and the performance comparisons provided by Broadridge covered approximately a four month period (October 4, 2017 (the date operations commenced for the Fund) through February 28, 2018). In addition, as noted below, the Trustees reviewed certain performance information for each Fund which was not provided by Broadridge and which did not compare each Fund’s performance to the performance of its peer group. For these and other reasons, the Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and with the Adviser at the June 6, 2018 meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreements, including, where applicable, the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time.

The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance of each of the Funds that had commenced operations prior to the date of the Renewal Meeting (the “Operating Funds”), the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Operating Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any systematic fair value adjustments to the underlying securities. Based on the foregoing, the Trustees concluded that the investment performance of the Operating Funds was satisfactory.

36

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Operating Funds’ expenses and performance to that of other ETFs. The Trustees noted that the information provided showed that each Operating Fund had management fees (after the effect of any applicable fee waiver) below the average and median of its respective peer group of funds, except for each of VanEck Vectors Gaming ETF, Morningstar International Moat ETF and Morningstar Wide Moat ETF, which had management fees (after the effect of any applicable fee waiver) greater than the average and/or median of its peer group of funds. The Trustees also noted that the information provided showed that each Operating Fund had a total expense ratio (after the effect of any applicable expense limitation) below the average and median of its respective peer group of funds, except for each of VanEck Vectors Gaming ETF, Generic Drugs ETF, Morningstar International Moat ETF, Morningstar Wide Moat ETF and NDR CMG Long/Flat Allocation ETF, which had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and median of its peer group of funds. With respect to these Operating Funds, the Trustees reviewed the amount by which these Operating Funds’ management fees and/or total expense ratios (after the effect of any applicable expense limitation) exceeded the average and median of their respective peer groups and information provided by the Adviser providing context for these comparisons. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Operating Funds were reasonable in light of the performance of the Operating Funds and the quality of services received.

The Trustees also considered the benefits, other than the fees under the Investment Management Agreements, received by the Adviser from serving as adviser to the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Operating Fund. The Trustees reviewed each Operating Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees considered the volatility of the asset classes in which certain of the Operating Funds invest, potential variability in the net assets of these Funds and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Operating Funds effectively incorporate the benefits of economies of scale. The Trustees noted that the Adviser has capped expenses on each Operating Fund since its inception. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Operating Fund is reasonable and appropriate in relation to the current asset size of each Operating Fund and the other factors discussed above and that the advisory fee rate for each Operating Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist. The Trustees also determined that the profits earned by the Adviser with respect to the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds.

The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability to the Adviser of VanEck Vectors Asia ex Japan Equal Weight ETF, Australia Equal Weight ETF, Australia Hedged Equal Weight ETF, Brazil Equal Weight ETF, China Equal Weight ETF, Europe Equal Weight ETF, Europe Hedged Equal Weight ETF, Germany Equal Weight ETF, Global Chemicals ETF, Hong Kong Equal Weight ETF, India Equal Weight ETF, Italy Equal Weight ETF, Japan Equal Weight ETF, Japan Hedged Equal Weight ETF, Mexico Equal Weight ETF, Morningstar Durable Dividend ETF (formerly Morningstar High Dividend ETF), Morningstar Global Wide Moat ETF, Russia Equal Weight ETF, South Africa Equal Weight ETF, South Korea Equal Weight ETF, Spain Equal Weight ETF, Taiwan Equal Weight ETF and United Kingdom Equal Weight ETF because the Funds had not yet commenced operations at the time of the Renewal Meeting. The Trustees also could not consider the historical performance or actual management fees or operating expenses of, or the quality of services previously provided to, each of these Funds, although they concluded that the nature, quality and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their June 6, 2018 meeting as part of their consideration of the Investment Management Agreements.

37

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

September 30, 2018 (unaudited) (continued)

In voting to approve the continuation of the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

VanEck Vectors Real Asset Allocation ETF (the “Fund”)

At a meeting held on June 22, 2018 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreement between the Trust and Van Eck Absolute Return Advisers Corporation (the “Adviser”) (the “Investment Management Agreement”) with respect to the Fund.

The Board’s approval of the Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on June 6, 2018. At that meeting, the Trustees discussed the information the Adviser and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the expenses of the Fund and the Fund’s peer funds (other exchange-traded funds (“ETFs”)), information about the advisory services provided to the Fund and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. They also considered the fact that the Fund had only recently commenced operations and therefore did not have a track record long enough to evaluate properly.

The Independent Trustees’ consideration of the Investment Management Agreement was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and with the Adviser at the June 6, 2018 meeting regarding the management of the Fund and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Fund. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreement, including, where applicable, the Adviser’s commitment to waive certain fees and/or pay expenses of the Fund to the extent necessary to prevent the operating expenses of the Fund from exceeding agreed upon limits for a period of time.

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Fund’s expenses to that of other ETFs. The Trustees noted that the information provided showed that the Fund had management fees greater than the average and median of its peer group of funds. The Trustees also noted that the information provided showed that the Fund had a total expense ratio greater than the average and median of its peer group of funds. The Trustees reviewed the amount by which the Fund’s management fee and total expense ratio exceeded the average and median of its peer group and information provided by the Adviser providing context for these comparisons, including the Fund’s brief operating history and limited assets. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Fund were reasonable in light of the quality of services received.

The Trustees also considered the benefits, other than fees under the Investment Management Agreement, received by the Adviser from serving as adviser to the Fund.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and the fact that the Adviser did not earn any profits from managing the Fund. The Trustees reviewed the Fund’s asset size and expense ratio and noted that the Investment Management Agreement does not include breakpoints in the advisory fee rates as asset levels in the Fund increase. The Trustees considered the potential variability in the net assets of the Fund and the sustainability of any potential economies of scale which may exist given where fees are currently set. The

38

Trustees also evaluated the extent to which management fees for the Fund effectively incorporate the benefits of economies of scale. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for the Fund is reasonable and appropriate in relation to the current asset size of the Fund and the other factors discussed above and that the advisory fee rate for the Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their June 6, 2018 meeting as part of their consideration of the Investment Management Agreement.

In voting to approve the continuation of the Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that the Investment Management Agreement is in the best interest of the Fund and the Fund’s shareholders.

39

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the respective Fund’s prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the VanEck Vectors ETF Trust’s (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	STRATAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  The Registrant's code of ethics is reasonably described in this Form N-CSR.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David Chow, R.
     Alastair Short, Peter Sidebottom and Richard Stamberger, members of the Audit and
     Governance Committees, are "audit committee financial experts" and
     "independent" as such terms are defined in the instructions to Form N-CSR
     Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and
     4(g) are for the Funds of the Registrant for which the fiscal year end is
     September 30.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2018 and
     September 30, 2017, were $281,240 and $253,930 respectively.

(b)  Audit-Related Fees. Not applicable.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     September 30, 2018 and September 30, 2017, were $267,089 and $282,757 respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant's Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A))
     consisting of four Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
     Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT
         COMPANIES.

     Not applicable.

Item 13. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VECTORS ETF TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date December 7, 2018
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date December 7, 2018
     ----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date December 7, 2018
     ----------------